                            Registration No. 33-42687
                                    811-5183

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                        Post-Effective Amendment No. 10


                    VEL  ACCOUNT OF ALLMERICA FINANCIAL LIFE
                          INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                           Abigail M. Armstrong, Esq.
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:


               ___ Immediately upon filing pursuant to paragraph (b) _X_ On May 1, 1997 pursuant to paragraph (b)
               ___ 60 days after filing pursuant to paragraph (a) (1)
               ___ On __________ pursuant to paragraph (a) (1)
               ___ On (date) Pursuant to paragraph (a) (2) of Rule 485


                         FLEXIBLE PREMIUM VARIABLE LIFE


Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("the 1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("the 1933 Act"). The 24f-2 Notice for the issuer's fiscal year ended December 31, 1996 was filed on February 28, 1997.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8b-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-82             CAPTION IN PROSPECTUS
------------             ---------------------

1 ...................... Cover Page
2 ...................... Cover Page
3 ...................... Not Applicable
4 ...................... Distribution
5 ...................... The Company, The  VEL  Account
6 ...................... The  VEL  Account
7 ...................... Not Applicable
8 ...................... Not Applicable
9 ...................... Legal Proceedings
10 ..................... Summary; Description of the Company, The  VEL  Account,
                         Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11 ..................... Summary; Allmerica Investment Trust; Variable Insurance
                         Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Investment Objectives and Policy
12 ..................... Summary; Allmerica Investment Trust; Variable Insurance
                         Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.
13...................... Summary; Allmerica Investment Trust; Variable Insurance
                         Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Investment Advisory Services to the Trust; Investment Advisory Services to Variable Insurance Products Fund; Investment Advisory Services to Variable Insurance Products Fund II; Investment Advisory Services to T. Rowe Price International Series, Inc.; Investment Advisory Services to Delaware Group Premium Fund, Inc.; Charges and Deductions
14 ..................... Summary; Applying for a Policy
15 ..................... Summary; Applying for a Policy; Premium Payments;
                         Allocation of Net Premiums
16 ..................... The  VEL  Account; Allmerica Investment Trust; Variable
                         Insurance Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Premium Payments; Allocation of Net Premiums
17 ..................... Summary; Policy Surrender; Partial Withdrawal; Charges
                         and Deductions; Policy Termination and Reinstatement
18 ..................... The  VEL  Account; Allmerica Investment Trust; Variable
                         Insurance Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Premium Payments
19 ..................... Reports; Voting Rights
20 ..................... Not Applicable
21 ..................... Summary; Policy Loans; Other Policy Provisions
22 ..................... Other Policy Provisions
23 ..................... Not Required
24 ..................... Other Policy Provisions
25 ..................... The Company
26 ..................... Not Applicable
27 ..................... The Company
28 ..................... Directors and Principal Officers of the Company
29 ..................... The Company
30 ..................... Not Applicable
31 ..................... Not Applicable
32 ..................... Not Applicable
33 ..................... Not Applicable
34 ..................... Not Applicable
35 ..................... Distribution
36 ..................... Not Applicable
37 ..................... Not Applicable
38 ..................... Summary; Distribution

39 ..................... Summary; Distribution
40 ..................... Not Applicable
41 ..................... The Company, Distribution
42 ..................... Not Applicable
43 ..................... Not Applicable
44 ..................... Premium Payments; Policy Value and Cash Surrender Value
45 ..................... Not Applicable
46 ..................... Policy Value and Cash Surrender Value;  Federal Tax
                         Considerations
47 ..................... The Company
48 ..................... Not Applicable
49 ..................... Not Applicable
50 ..................... The  VEL  Account
51 ..................... Cover Page; Summary; Charges and Deductions; The
                         Policy; Policy Termination and Reinstatement; Other Policy Provisions
52 ..................... Addition, Deletion or Substitution of Investments
53 ..................... Federal Tax Considerations
54 ..................... Not Applicable
55 ..................... Not Applicable
56 ..................... Not Applicable
57 ..................... Not Applicable
58 ..................... Not Applicable
59 ..................... Not Applicable

This Prospectus describes individual flexible premium variable life insurance policies ("Policy" or "Policies") offered by Allmerica Financial Life Insurance and Annuity Company ("Company") to eligible applicants who are members of a non-qualified benefit plan having five or more members and are age 80 years old and under. Within limits, you may choose the amount of initial premium desired and the initial Sum Insured. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's surrender value, or the Policy may be fully surrendered at any time, subject to certain limitations.

The Policies permit you to allocate net premiums among up to seven of 18 sub-accounts ("Sub-Accounts") of the VEL Account, (a Separate Account of the Company), and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and Delaware Group Premium Fund, Inc. ("DGPF"). The Trust, VIP, VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. The following Underlying Funds are available under the Policies:

ALLMERICA INVESTMENT TRUST
----------------------------------
Select International Equity Fund
Select Aggressive Growth Fund
Select Capital Appreciation Fund
Small-Mid Cap Value Fund
Select Growth Fund
Growth Fund
Equity Index Fund
Select Growth and Income Fund
Investment Grade Income Fund
Government Bond Fund
Money Market Fund

FIDELITY VIP
--------------
Overseas Portfolio
Equity-Income Portfolio
Growth Portfolio
High Income Portfolio

FIDELITY VIP II
----------------
Asset Manager Portfolio

DGPF
-----
International Equity Series


T. ROWE PRICE
---------------
T. Rowe Price International Stock Portfolio


The accompanying prospectuses of the Trust, VIP, VIP II, T. Rowe Price and DGPF describe the investment objectives and certain attendant risks of each Underlying Fund.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC. THE HIGH INCOME PORTFOLIO OF VARIABLE INSURANCE PRODUCTS FUND INVESTS IN HIGHER YIELDING, HIGHER RISK, LOWER RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND ARE DISTRIBUTED BY ITS SUBSIDIARY, ALLMERICA INVESTMENTS, INC. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICIES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
                                 (508) 855-1000

(Continued from cover page)

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. If the Guideline Premium Test is in effect (See "Election of Sum Insured Options"), you may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount), and may change between Sum Insured Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Sum Insured Option 3 (the Sum Insured is fixed in amount) will apply. A Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1, Option 2 or Option 3.

In certain circumstances, a Policy may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS - "Modified Endowment Contracts."

The purpose of the Policy is to provide insurance protection for the Beneficiary named therein. This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in this Prospectus and in the Policy. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy, together with its attached application, constitutes the entire agreement between you and the Company.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

                               TABLE OF CONTENTS


SPECIAL TERMS........................................................................          5
SUMMARY..............................................................................          7
PERFORMANCE INFORMATION..............................................................         16
DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, THE TRUST, FIDELITY VIP, FIDELITY VIP
 II, T. ROWE PRICE AND DGPF..........................................................         19
INVESTMENT OBJECTIVES AND POLICIES...................................................         21
INVESTMENT ADVISORY SERVICES.........................................................         23
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS....................................         26
VOTING RIGHTS........................................................................         27
THE POLICY...........................................................................         27
  Applying for a Policy..............................................................         27
  Free-Look Period...................................................................         28
  Conversion Privileges..............................................................         29
  Premium Payments...................................................................         29
  Paid-Up Insurance Option...........................................................         30
  Allocation of Net Premiums.........................................................         30
  Transfer Privilege.................................................................         31
  Death Proceeds.....................................................................         32
  Guideline Premium Test and Cash Value Accumulation Test............................         32
  Election of Sum Insured Options....................................................         33
  Change in Sum Insured Option.......................................................         35
  Change in Face Amount..............................................................         36
  Policy Value and Surrender Value...................................................         37
  Payment Options....................................................................         38
  Optional Insurance Benefits........................................................         39
  Surrender..........................................................................         39
  Partial Withdrawal.................................................................         39
CHARGES AND DEDUCTIONS...............................................................         39
  State Premium Tax..................................................................         40
  Monthly Deduction from Policy Value................................................         40
  Charges Against Assets of the VEL Account..........................................         42
  Surrender Charge...................................................................         43
  Charges on Partial Withdrawal......................................................         44
  Transfer Charges...................................................................         45
  Charge for Increase in Face Amount.................................................         45
  Other Administrative Charges.......................................................         45
POLICY LOANS.........................................................................         45
  Loan Interest......................................................................         46
  Repayment of Loans.................................................................         46
  Effect of Policy Loans.............................................................         46
POLICY TERMINATION AND REINSTATEMENT.................................................         47
  Termination........................................................................         47
  Reinstatement......................................................................         47
OTHER POLICY PROVISIONS..............................................................         48
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY......................................         50
DISTRIBUTION.........................................................................         50
SERVICES.............................................................................         51
REPORTS..............................................................................         51
LEGAL PROCEEDINGS....................................................................         51
FURTHER INFORMATION..................................................................         51

INDEPENDENT ACCOUNTANTS..............................................................         51
FEDERAL TAX CONSIDERATIONS...........................................................         52
  The Company and the VEL Account....................................................         52
  Taxation of the Policies...........................................................         52
  Policy Loans.......................................................................         53
  Modified Endowment Contracts.......................................................         53
MORE INFORMATION ABOUT THE GENERAL ACCOUNT...........................................         54
  General Description................................................................         54
  General Account Value..............................................................         54
  The Policy.........................................................................         55
  Transfers, Surrenders, Partial Withdrawals and Policy Loans........................         55
FINANCIAL STATEMENTS.................................................................        F-1
APPENDIX A -- OPTIONAL BENEFITS......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS........................................................        A-2
APPENDIX C -- ILLUSTRATIONS..........................................................        A-4
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES...............................       A-12

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Policy anniversary.

ACCUMULATION UNIT:  A measure of your interest in a Sub-Account.

INSURANCE AMOUNT AT RISK:  The Sum Insured less the Policy Value.

BENEFICIARY: The person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY:  Allmerica Financial Life Insurance and Annuity Company.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy.

DEBT:  All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

LOAN VALUE:  The maximum amount that may be borrowed under the Policy.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

NET PREMIUM:  An amount equal to the premium less a premium tax charge.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: The person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc., or the Series of Delaware Group Premium Fund, Inc.

SUM INSURED: The amount payable upon the death of the Insured before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid monthly deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value, less any Debt and any surrender charges.

UNDERLYING FUNDS (FUNDS): The Funds of the Allmerica Investment Trust, the Portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc. and the Series of the Delaware Group Premium Fund, Inc. available under the Policies.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD:  The interval between two consecutive Valuation Dates.

VEL ACCOUNT: A Separate Account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                                    SUMMARY

 FREE-LOOK PERIOD -- The Policy provides for an initial free-look period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

 - 45 days after the application for the Policy is signed,

 - ten days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

 - ten days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

 Upon returning the Policy, you will receive a refund equal to the sum of:


 (1) the difference between the premium, including fees and charges paid, and any amount allocated to the VEL Account, PLUS


 (2)  the value of the amounts allocated to the VEL Account, PLUS

 (3)  any fees or charges imposed on the amounts allocated to the VEL Account.

 The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, however, the Company will refund the entire amount of premiums paid. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY - "Free-Look Period."

 CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a non-variable flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and risk classifications as the original Policy. See THE POLICY - "Conversion Privileges."

ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

- life insurance coverage on the named Insured,

- Policy Value,

- surrender rights and partial withdrawal rights

- loan privileges, and

- in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE

The Policies are life insurance contracts with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Policy Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the VEL Account.

FLEXIBLE PREMIUM

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse, nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.


APPLYING FOR A POLICY



At the time of applying for a Policy, the proposed Insured will complete an application, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the application are answered "Yes" and the application is returned within 30 days of the eligibility date, the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed Insured is a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the application and medical examinations, if any, are completed. If the proposed Insured cannot answer the eligibility questions "Yes" and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the application, (2) the Policy is delivered and accepted, and (3) the first premium is paid.


If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

Upon completion of issuance procedures, delivery of the Policy, and receipt of any additional premiums, if less than $10,000 of initial Net Premiums have been received by the Company, such Net Premiums will be allocated to the Sub-Accounts according to your instructions. Generally, if initial Net Premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will be allocated to the Sub-Accounts upon return to the Company of a Delivery Receipt. Thereafter, such amounts will be allocated to the Sub-Accounts as instructed. If the Policy is issued to the trustee of an employee benefit plan, the amounts held in the Company's General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions upon return of a Delivery Receipt to the Principal Office. See THE POLICY - "Applying For A Policy."

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less the actual premium tax. Net Premiums may be allocated to one or more Sub-Accounts of the VEL Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICY - "Allocation Of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment under a Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the VEL Account and all accumulations in the General Account of the Company credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Accounts, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the VEL Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

POLICY LAPSE AND REINSTATEMENT

The failure to make premium payments will not cause a Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or

    (b) Debt exceeds Policy Value.

A 62-day grace period applies to each situation.

Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), a Policy may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See POLICY TERMINATION AND REINSTATEMENT.

PARTIAL WITHDRAWAL

After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS - "Charges On Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICY - "Partial Withdrawal" and CHARGES AND DEDUCTIONS - "Charges On Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%.

Therefore, a Policy loan may have a permanent impact on the Policy Value even though it is eventually repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See POLICY LOANS.

PREFERRED LOAN OPTION -- A preferred loan option is available under the Policies. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

DEATH PROCEEDS


The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies. Three Sum Insured Options are available. Under Option 1 and Option 3, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE POLICY - "Death Proceeds."


The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B -- PAYMENT OPTIONS".

FLEXIBILITY TO ADJUST SUM INSURED

Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICY - "Change In Face Amount."

The minimum increase in Face Amount is $10,000, and any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICY - "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS


You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, Living Benefits Rider, and Exchange to Term Insurance Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS - "Monthly Deduction from Policy Value."

POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

PREMIUM TAX CHARGE

A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

MONTHLY DEDUCTIONS FROM POLICY VALUE

On the Date of Issue and each Monthly Payment Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date.

The MONTHLY COST OF INSURANCE charge is determined by multiplying the Insurance Amount at Risk (the Sum Insured minus the Policy Value) for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $5 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries. The monthly administrative charge is described in CHARGES AND DEDUCTIONS - "Monthly Deduction from Policy Value."

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE VEL ACCOUNT

A daily charge equivalent to an effective annual rate of 0.65% of the average daily net asset value of each Sub-Account of the VEL Account is imposed to compensate the Company for its assumption of certain mortality and expense risks. See CHARGES AND DEDUCTIONS - "Charges Against Assets of the VEL Account."

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. See CHARGES AND DEDUCTIONS - "Charges Against Assets of the VEL Account." The levels of fees and expenses vary among the Underlying Funds.

SURRENDER CHARGES

At any time that a Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The surrender charge is only imposed if less than ten years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in Face Amount.

DEFERRED ADMINISTRATIVE CHARGE

A component of the surrender charge is a charge for administrative expenses. This deferred administrative charge is $8.50 per thousand dollars of the initial Face Amount or of an increase in Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 1% per month after the 44th Policy month and becomes zero after the 120th month after Date of Issue or the effective date of an increase in Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. See THE POLICY - "Surrender" and CHARGES AND DEDUCTIONS - "Surrender Charge."

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. If you surrender the Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE POLICY -"Surrender" and CHARGES AND DEDUCTIONS - "Surrender Charge."

SURRENDER CHARGE ON INCREASES IN FACE AMOUNT

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the Surrender Charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICY - "Surrender" and CHARGES AND DEDUCTIONS - "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN FACE AMOUNT

In the event of a decrease in Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. See THE POLICY -"Surrender" and CHARGES AND DEDUCTIONS - "Surrender Charge."

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See CHARGES AND DEDUCTIONS - "Charges On Partial Withdrawal."

CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in Face Amount, a charge of $40 will be deducted from Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICY - "Change In Face Amount" and CHARGES AND DEDUCTIONS - "Charge for Increase In Face Amount."

TRANSFER CHARGE

The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICY - "Transfer Privilege" and CHARGES AND DEDUCTIONS - "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See "CHARGES AND DEDUCTIONS - Other Administrative Charges."

INVESTMENT OPTIONS


The Policies permit Net Premiums to be allocated either to the Company's General Account or to the VEL Account. The VEL Account is currently comprised of nineteen Sub-Accounts ("Sub-Accounts"). Of these 19 Sub-Accounts, 18 are available to the Policies. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment, the Variable Insurance Products Fund ("Fidelity VIP") or the Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management and Research Company ("FMR"), T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") with respect to the T. Rowe Price International Stock Portfolio, or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International with respect to the International Equity Series. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policies permit you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY - "Transfer Privilege."



The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. Each of the Funds has its own investment objectives. However, certain underlying Funds have investment objectives similar to other underlying Funds. The following Funds are available under the Policies:



ALLMERICA INVESTMENT TRUST           FIDELITY VIP
Select International Equity Fund     Overseas Portfolio
Select Aggressive Growth Fund        Equity-Income Portfolio
Select Capital Appreciation Fund     Growth Portfolio
Small-Mid Cap Value Fund             High Income Portfolio
Select Growth Fund                   FIDELITY VIP II
Growth Fund                          Asset Manager Portfolio
Equity Index Fund                    DGPF
Select Growth and Income Fund        International Equity Series
Investment Grade Income Fund         T. ROWE PRICE
Government Bond Fund                 T. Rowe Price International Stock
Money Market Fund                    Portfolio

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see "DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC."

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.


                                                              OTHER FUND
                                                            EXPENSES (AFTER
                                             MANAGEMENT     ANY APPLICABLE     TOTAL FUND
UNDERLYING FUND                                  FEE        REIMBURSEMENTS)     EXPENSES
------------------------------------------  -------------  -----------------  -------------
Select International Equity Fund                  1.00%             0.23%*           1.23%***
DGPF International Equity Series                  0.64%             0.16%**          0.80%
Fidelity VIP Overseas Portfolio                   0.76%             0.17%            0.93%****
T. Rowe Price International Stock
 Portfolio                                        1.05%             0.00%            1.05%
Select Aggressive Growth Fund                     1.00%             0.08%*           1.08%
Select Capital Appreciation Fund                  1.00%             0.13%*           1.13%
Small-Mid Cap Value Fund                          0.85%             0.12%*           0.97%
Select Growth Fund                                0.85%             0.08%*           0.93%***
Growth Fund                                       0.44%             0.07%*           0.51%
Fidelity VIP Growth Portfolio                     0.61%             0.08%            0.69%****
Equity Index Fund                                 0.32%             0.14%*           0.46%
Select Growth and Income Fund                     0.75%             0.08%            0.83%***
Fidelity VIP Equity-Income Portfolio              0.51%             0.07%            0.58%****
Fidelity VIP II Asset Manager Portfolio           0.64%             0.10%            0.74%****
Fidelity VIP High Income Portfolio                0.59%             0.12%            0.71%
Investment Grade Income Fund                      0.40%             0.14%            0.52%**
Government Bond Fund                              0.50%             0.16%*           0.66%
Money Market Fund                                 0.28%             0.06%*           0.34%



* Under the Management Agreement with Allmerica Investment Trust, Allmerica Investment Management Company, Inc. ("Allmerica Investment") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Small-Mid Cap Value Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the funds of the Trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these funds.


** Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to waive its management fee and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the corresponding net assets. This waiver has been in effect from the commencement of the public offering for the Series and has been extended through June 30, 1997. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been 1.04%.

*** These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund, 0.92% for the Select Growth Fund and 0.80% for the Select Growth and Income Fund.

**** A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Fidelity VIP Equity Income Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.92% for Fidelity VIP Overseas Portfolio and 0.73% for Fidelity VIP II Asset Manager Portfolio.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC.

TAX TREATMENT

A Policy is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under Section 7702 of the Internal Revenue Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS - "Taxation of the Policies."

A Policy offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years exceeds the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS - "Modified Endowment Contracts."

                            ------------------------

                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1991. The Company, however, may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in TABLE I) under a "representative" Policy that is surrendered at the end of the applicable period. FOR MORE INFORMATION ON CHARGES UNDER THE POLICIES, SEE CHARGES AND DEDUCTIONS.

Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life Separate Accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

In each table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1996. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                        TABLE I: SUB-ACCOUNT PERFORMANCE
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/96


                                                                                       Years
                                                                         10 Years      Since
                                                 One-Year                or Since    Inception
                                                  Total         5       Inception    (if less
Underlying Fund                                   Return      Years     (if less)    than 10)*
Select International Equity Fund..............     -92.77%        N/A      -19.89%        2.67
DGPF International Equity Series..............     -94.51%        N/A       -3.46%        4.17
Fidelity VIP Overseas Portfolio...............    -100.00%      -3.03%       3.73%        9.92
T. Rowe Price International Stock Portfolio...     -99.34%        N/A      -26.43%        2.58
Select Aggressive Growth Fund.................     -95.85%        N/A        6.01%        4.36
Select Capital Appreciation Fund..............    -100.00%        N/A      -40.05%        1.67
Small-Mid Cap Value Fund......................     -86.79%        N/A        4.71%        3.67
Select Growth Fund............................     -92.70%        N/A       -2.20%        4.36
Growth Fund...................................     -94.36%       1.16%      10.95%       10.00
Fidelity VIP Growth Portfolio.................     -99.32%       3.85%      11.32%       10.00
Equity Index Fund.............................     -92.45%       3.22%      10.22%        6.26
Select Growth and Income Fund.................     -93.39%        N/A       -0.88%        4.36
Fidelity VIP Equity-Income Portfolio..........     -99.71%       7.00%       9.87%       10.00
Fidelity VIP II Asset Manager Portfolio.......     -99.41%      -0.34%       5.31%        7.32
Fidelity VIP High Income Portfolio............     -99.93%       3.63%       7.18%       10.00
Investment Grade Income Fund..................    -100.00%      -5.19%       4.26%       10.00
Government Bond Fund..........................    -100.00%      -7.22%      -4.29%        5.35
Money Market Fund.............................    -100.00%      -8.62%       1.73%       10.00

* The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small-Mid Cap Value; 5/01/94 for Select International Equity; 4/28/95 for Select Capital Appreciation: 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                       TABLE II: SUB-ACCOUNT PERFORMANCE
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICIES OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/96


                                                                                 10          Years
                                                                               Years         Since
                                                    One-Year                  or Since     Inception
                                                     Total          5        Inception     (if less
Underlying Fund                                      Return       Years      (if less)     than 10)*
Select International Equity Fund................       21.21%         N/A        12.94%         2.67
DGPF International Equity Series................       19.30%         N/A        11.72%         4.17
Fidelity VIP Overseas Portfolio.................       12.53%        8.22%        7.18%         9.92
T. Rowe Price International Stock Portfolio.....       13.99%         N/A         9.22%         2.58
Select Aggressive Growth Fund...................       17.83%         N/A        18.99%         4.36
Select Capital Appreciation Fund................        8.14%         N/A        27.50%         1.67
Small-Mid Cap Value Fund........................       27.76%         N/A        14.11%         3.67
Select Growth Fund..............................       21.28%         N/A        11.92%         4.36
Growth Fund.....................................       19.46%       11.84%       14.04%        10.00
Fidelity VIP Growth Portfolio...................       14.01%       14.20%       14.40%        10.00
Equity Index Fund...............................       21.56%       13.64%       16.99%         6.26
Select Growth and Income Fund...................       20.53%         N/A        13.04%         4.36
Fidelity VIP Equity-Income Portfolio............       13.59%       16.99%       13.00%        10.00
Fidelity VIP II Asset Manager Portfolio.........       13.91%       10.54%       10.96%         7.32
Fidelity VIP High Income Portfolio..............       13.34%       14.00%       10.40%        10.00
Investment Grade Income Fund....................        2.93%        6.38%        7.60%        10.00
Government Bond Fund............................        2.88%        4.67%        6.21%         5.35
Money Market Fund...............................        4.72%        3.50%        5.18%        10.00

* The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small-Mid Cap Value; 5/01/94 for Select International Equity; 4/28/95 for Select Capital Appreciation: 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC.

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America.

THE VEL ACCOUNT

The VEL Account was authorized by vote of the Board of Directors of the Company on April 2, 1987. The VEL Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the VEL Account or the Company by the SEC.

The assets used to fund the variable portion of the Policies are set aside in the VEL Account, and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the VEL Account may not be charged with any liabilities arising out of any other business of the Company. The VEL Account currently has 19 Sub-Accounts, of which 18 are available to the Policies. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

- Allmerica Investment Trust

- Variable Insurance Products Fund

- Variable Insurance Products Fund II

- T. Rowe Price International Series, Inc.

- Delaware Group Premium Fund, Inc.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust, (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established by First Allmerica as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various Separate Accounts established by First Allmerica, the Company, or other affiliated insurance companies. Eleven investment portfolios of the Trust ("Funds") are available under the Policies, each issuing a series of shares. Each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such Separate Accounts.

Allmerica Investment Management Company, Inc. ("Allmerica Investment") serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See INVESTMENT ADVISORY SERVICES - "Investment Advisory Services to The Trust."

VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981 and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policies: High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR, a registered investment adviser under the 1940 Act, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA 02109. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment management fee to FMR. See INVESTMENT ADVISORY SERVICES - "Investment Advisory Services to Fidelity VIP and Fidelity VIP II."

VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Variable Insurance Products Fund"), is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.


T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (see INVESTMENT ADVISORY SERVICES - "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: T. Rowe Price International Stock Portfolio.


DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various Separate Accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policies, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See INVESTMENT ADVISORY SERVICES - "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.


SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.


SMALL-MID CAP VALUE FUND -- The Small-Mid Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond generally to the composite price and yield performance of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the composite price and yield performance of the S & P 500.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S & P 500. The Portfolio may invest in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term debt instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS OR SERIES. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within 60 days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Investment Management Company, Inc. ("Allmerica Investment"), an indirect wholly owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. Allmerica Investment, subject to review by the Trustees, is responsible for the general management of the Funds. Allmerica Investment also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with Allmerica Investment.


Other than the expenses specifically assumed by Allmerica Investment under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with Allmerica Investment, expenses for proxies, prospectuses, and reports to shareholders, and other expenses. The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.


For providing its services under the Management Agreement, Allmerica Investment will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

             Fund                Net Asset Value     Rate
------------------------------  -----------------  ---------
Select International Equity             *              1.00%
Fund

Select Aggressive Growth Fund           *              1.00%

Select Capital Appreciation             *              1.00%
Fund

Small-Mid Cap Value Fund           First $100          1.00%
                                     million
                                   $100 - 250          0.85%
                                     million
                                   $250 - $500         0.80%
                                     million
                                   $500 - $750         0.75%
                                     million
                                Over $750 million      0.70%

Select Growth Fund                      *              0.85%

Growth Fund                     First $50 million      0.60%
                                $50 - 250 million      0.50%
                                Over $250 million      0.35%

Equity Index Fund               First $50 million      0.35%
                                $50 - 250 million      0.30%
                                Over $250 million      0.25%

Select Growth and Income Fund           *              0.75%

Investment Grade Income Fund    First $50 million      0.50%
                                $50 - 250 million      0.35%
                                Over $250 million      0.25%

Government Bond Fund                    *              0.50%

Money Market Fund               First $50 million      0.35%
                                $50 - 250 million      0.25%
                                Over $250 million      0.20%

*For the Government Bond Fund, Select International Equity Fund, Select
 Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, and Select Growth and Income Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.

Allmerica Investment's fee, computed for each Fund, will be paid from the assets of such Fund. Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.

The fees, computed daily at an annual rate based on the average daily net asset value of each Fund, are as follows:


          Sub-Adviser                         Fund                 Net Asset Value      Rate
-------------------------------  ------------------------------  -------------------  ---------
Bank of Ireland Asset            Select International Equity      First $50 million       0.45%
Management (U.S.) Limited        Fund                             Next $50 million        0.40%
                                                                  Over $100 million       0.30%

Nicholas-Applegate Capital       Select Aggressive Growth Fund           **               0.60%
Management, L.P.

Janus Capital Corporation        Select Capital Appreciation     First $100 million       0.60%
                                 Fund                             Over $100 million       0.55%

CRM Advisors, LLC                Small-Mid Cap Value Fund        First $100 million       0.60%
                                                                 $100 - 250 million       0.50%
                                                                 $250 - $500 million      0.40%
                                                                 $500 - $750 million     0.375%
                                                                  Over $750 million       3.50%

Putnam Investment                Select Growth Fund               First $50 million       0.50%
Management, Inc.                                                  $50 - 150 million       0.45%
                                                                 $150 - 250 million       0.35%
                                                                 $250 - 350 million       0.30%
                                                                  Over $350 million       0.25%

Miller, Anderson & Sherrerd,     Growth Fund                              *                   *
LLP

Allmerica Asset Management,      Equity Index Fund                       **               0.10%
Inc.

John A. Levin & Co., Inc.        Select Growth and Income Fund   First $100 million       0.40%
                                                                  Next $200 million       0.25%
                                                                  Over $300 million       0.30%

Allmerica Asset Management,      Investment Grade Income Fund            **               0.20%
Inc.

Allmerica Asset Management,      Government Bond Fund                    **               0.20%
Inc.

Allmerica Asset Management,      Money Market Fund                       **               0.10%
Inc.

Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd based on the aggregate assets of the Growth Fund and certain other accounts of First Allmerica and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd, under the following schedule:

   Aggregate Average Net
          Assets               Rate
---------------------------  ---------
     First $50 million          0.500%
     $50 - 100 million          0.375%
    $100 - 500 million          0.250%
    $500 - 850 million          0.200%
     Over $850 million          0.150%

** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, and Select Aggressive Growth Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II


For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.


FIDELITY VIP AND FIDELITY VIP II PORTFOLIOS


The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:


1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.


2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.


One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.


Each of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios' fee rates is made of two components:


1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.


2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.


One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


Thus, the Fidelity VIP High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II

Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.


INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE


The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $25 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.


INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the VEL Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The VEL Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the VEL Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.


Shares of the Funds of the Trust are also issued to Separate Accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price and the Series of DGPF are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life policyowners or variable annuity owners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages to either variable life insurance policyowners or variable annuity owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.


If any of these substitutions or changes is made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the VEL Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other Separate Accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the VEL Account that it owns and which are not attributable to Policies in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY

APPLYING FOR A POLICY

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. A Policy cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an application which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.


When applying for a Policy, the proposed Insured will complete an application, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the application are answered "Yes" and the application is returned within 30 days of the eligibility date, the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed Insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the application and medical examinations, if any, are completed. If the proposed Insured cannot answer the eligibility questions "Yes" and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.


PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Policy provides for a full refund of the initial payment under its "Right to Examine Policy" provision as required in your state, all Policy Value in the General Account that you initially designated to go to the Sub-Accounts will be transferred to the Sub-Accounts you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Policy" provision. If the "Payor Provision" is in effect (see POLICY TERMINATION AND REINSTATEMENT - "Payor Provisions"), Payor premiums which are not "excess premiums" will be transferred to the Money Market Fund of the Trust not later than three days after underwriting approval of the Policy.

If the Policy is issued to the trustee of an employee benefit plan, the amounts held in the Company's General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions, upon return of a Delivery Receipt to the Principal Office. For all other Policyowners, if the initial Net Premiums are less than $10,000, the amounts held in the Company's General Account will be allocated to the Sub-Accounts (according to your instructions) not later than three days after underwriting approval of the Policy. If the amount allocated to the VEL Account exceeds $10,000 annually, or if the Policy provides for planned premium payments during the first year of $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire amount will remain in the General Account until return of a Delivery Receipt to the Principal Office. The entire amount will then be allocated to the Sub-Accounts according to your instructions. Amounts remaining in the General Account will continue to be credited interest from date of receipt of the premium at the Principal Office.

FREE-LOOK PERIOD

The Policy provides for an initial "free-look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

- 45 days after the application for the Policy is signed, or

- 10 days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

- 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.

When you return the Policy, the Company will mail within seven days a refund equal to the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the VEL Account, PLUS

(2) the value of the amounts allocated to the VEL Account, PLUS

(3) any fees or charges imposed on the amounts allocated to the VEL Account.

The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, the refund will equal the premiums paid. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

FREE LOOK WITH FACE AMOUNT INCREASES -- After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "free look" with respect to the increase. You will have the right to cancel the increase before the latest of:

- 45 days after the application for the increase is signed, or

- 10 days after you receive the new specification pages issued for the increase, or

- 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any Policy surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without evidence of insurability to a flexible premium adjustable life insurance Policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the VEL Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the VEL Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and risk classifications as the original Policy.

PREMIUM PAYMENTS

Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the VEL Account or General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which will make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

PAID-UP INSURANCE OPTION

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced face amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.


The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the surrender value of the Policy can purchase for a net single premium at the Insured's Age and underwriting class on the date this option is elected. The Company will transfer any Policy Value in the Variable Account to the General Account on the date it receives the Written Request to elect the option. If the surrender value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.


IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

- As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the Sum Insured options will not apply.

- The Company will transfer the Policy Value in the Variable Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Variable Account.

- The Policyowner may not make further payments.

- The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

- Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the premium tax charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the VEL Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than seven Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen), and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums at any time pursuant to Written Request or telephone request. If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Policyowner identify themselves by name and identify the Policyowner by name, date of birth and social security number. All transfer instructions by telephone are tape recorded. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE POLICY - "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will by honored.

Currently, transfers involving the General Account are permitted only if:

- there has been at least a 90-day period since the last transfer from the General Account, and

- the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

- from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

- to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS

The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

- the minimum amount that may be transferred,

- the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

- the minimum period of time between transfers involving the General Account, and

- the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

DEATH PROCEEDS

As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS - "Postponement Of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depends on the current Face Amount and the Sum Insured Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (1) The Sum Insured provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (2) any additional insurance on the Insured's life that is provided by rider; minus (3) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST


Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. Under current federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if a Policy complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the employer may elect either of the tests. THE CASH VALUE ACCUMULATION TEST MAY NOT BE AVAILABLE IN ALL STATES.


There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the minimum Sum Insured relative to the Policy Value are different. Required increases in the minimum Sum Insured due to growth in Policy Value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium Test.

The Guideline Premium Test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. Under the Guideline Premium Test, the Policyowner may choose between Sum Insured Option 1 and Option 2, as described below. After issuance of the Policy, the Policyowner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation Test requires that the Sum Insured must be sufficient so that the cash Surrender Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Policy. If the Cash Value Accumulation Test is chosen by the employer, ONLY Sum Insured Option 3 will apply. Sum Insured Option 1 and Option 2 are NOT available under the Cash Value Accumulation Test.

ELECTION OF SUM INSURED OPTIONS

If the Guideline Premium Test is chosen by the employer, the Policyowner may choose between Sum Insured Option 1 or Option 2. The Policyowner may designate the desired Sum Insured Option in the enrollment form, and may change the option once per Policy year by Written Request. There is no charge for a change in option.

Option 3 is available only under the Cash Value Accumulation Test, described above.

OPTION 1 -- LEVEL SUM INSURED

Under Option 1, the Sum Insured is equal to the greater of Face Amount or the Minimum Sum Insured, as set forth in the table below. Under Option 1, the Sum Insured will remain level unless the Minimum Sum Insured is greater than the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Option 1 will offer the best opportunity for the Policy Value under a Policy to increase without increasing the Death Proceeds as quickly as it might under the other options. The Sum Insured will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE SUM INSURED

Under Option 2, the Sum Insured is equal to the greater of the Face Amount plus the Policy Value or the Minimum Sum Insured, as set forth in the table below. The Sum Insured will, therefore, vary as the Policy Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Policyowner who would like to have an increasing Sum Insured as early as possible. The Sum Insured will increase whenever there is an increase in the Policy Value and will decrease whenever there is a decrease in the Policy Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL SUM INSURED WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Sum Insured will equal the Face Amount, unless the Policy Value, multiplied by the applicable Option 3 Sum Insured Factor, gives a higher Sum Insured. A complete list of Option 3 Sum Insured Factors is set forth in the Policy. The applicable Sum Insured Factor depends upon the sex, risk classification, and then-attained age of the insured. The Sum Insured Factor decreases slightly from year to year as the attained age of the insured increases. Option 3 will offer the best opportunity for the Policyowner who is looking for an increasing Sum Insured in later Policy years and/or would like to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable Sum Insured Factor exceeds the Face Amount, the Sum Insured will increase whenever there is an increase in the Policy Value and will decrease whenever there is a decrease in the Policy Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MINIMUM SUM INSURED UNDER OPTION 1 AND OPTION 2

The Minimum Sum Insured under Option 1 or Option 2 is equal to a percentage of the Policy Value as set forth below. The Minimum Sum Insured is determined in accordance with the Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                           MINIMUM SUM INSURED TABLE
                            (OPTION 1 AND OPTION 2)

 Age of Insured                                     Percentage of
on Date of Death                                    Policy Value
-------------------------------------------------  ---------------
    40 and under.................................          250%
    45...........................................          215%
    50...........................................          185%
    55...........................................          150%
    60...........................................          130%
    65...........................................          120%
    70...........................................          115%
    75...........................................          105%
    80...........................................          105%
    85...........................................          105%
    90...........................................          105%
    95 and above.................................          100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Sum Insured, and thus the Death Proceeds, will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS - "Monthly Deduction From Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS

For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1 -- Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%.

The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2 -- Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

- the Face Amount plus Policy Value; or

- the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION

Generally, if Sum Insured Option 1 or Option 2 is in effect, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS - "Monthly Deduction from Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option will affect the determination of the Sum Insured from that point on, however, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the VEL Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner. See THE POLICY - "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Policy Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in Face Amount, a transaction charge of $40 will be deducted from Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS - "Monthly Deduction from Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a free-look period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICY - "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under IRS rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS - "Monthly Deduction From Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and
(3) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the "Payor Provisions" apply (see POLICY TERMINATION AND REINSTATEMENT - "Termination"), the above order may be modified to determine the cost of insurance charge. In such case, you may reduce or eliminate any Face Amount for which you are paying the insurance charges on a last-in, first-out basis before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See CHARGES AND DEDUCTIONS - "Surrender Charge."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of the accumulation in the General Account and the value of the Accumulation Units in the Sub-Accounts. The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and any surrender charge). See THE POLICY - "Surrender." There is no guaranteed minimum Policy Value. Because Policy Value on any date depends upon a number of variables, it cannot be predetermined.

Policy Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the VEL Account; see THE POLICY -"Application for a Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

(1) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the VEL Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (1) by (2) and subtracting (3) from the result, where

(1) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period; and

(3) is a charge for each day in the Valuation Period equal to 0.65% on an annual basis of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 1.275%.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- PAYMENT OPTIONS. These choices are also available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options, if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS - "Monthly Deduction From Policy Value."

SURRENDER

You may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than ten full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in Face Amount. See CHARGES AND DEDUCTIONS - "Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in APPENDIX B -- PAYMENT OPTIONS. The Company normally will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS - "Postponement Of Payments." For important tax consequences which may result from surrender see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS - "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER POLICY PROVISIONS - "Postponement Of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies where the Policyowner, as of the date of application, is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll);

    all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under the Pension Plans of First Allmerica or of its affiliates or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

Certain of the charges and deductions described below may be reduced for Policies issued in connection with a specific group in accordance with the Company's rules in effect as of the date an application. To qualify for a reduction, a group must satisfy certain criteria such as the size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality costs vary based on such factors as the size of the group, the purposes for which the Policies are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups. The Company may modify both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners who purchase a Policy.

STATE PREMIUM TAX

A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

MONTHLY DEDUCTION FROM POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase. See THE POLICY - "Change In Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE

If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured

Option 1 or Option 3, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the policy month. Thus, the cost of insurance charge may be greater for owners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 or Option 3, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect.

In other words, since the Sum Insured under Option 1 or Option 3 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 or Option 3 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If you select Sum Insured Option 1 or Option 3, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month.

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge will also be calculated for that portion of the Sum Insured which exceeds the current Face Amount. This charge will be calculated by multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) less the greater of the Face Amount or the Policy Value if you selected Sum Insured Option 1 or Option 3, or less the Face Amount plus the Policy Value if you selected Sum Insured Option 2. When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See THE POLICY - "Change In Face Amount" and "Decreases."

COST OF INSURANCE RATES

The Policy is sold to eligible individuals who are members of a non-qualified employee benefit plan having five or more members. Premium billing will be administered through one premium administrator. A portion of the initial Face Amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary within the group based on Age.

The determination of the class of risk for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable class of risk.

Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any Debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued in certain states or in certain cases on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker, Non-smoker, Male, Female (or Mortality Table B for unisex Policies) and the Insured's Age. The tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES

Prior to the Final Premium Payment Date a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE VEL ACCOUNT

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 1.275% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

In addition, because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A separate contingent surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectuses and sales literature.

A Surrender Charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount if less than ten years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (1) plus (2) where (1) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (2) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate Surrender Charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (1) plus (2), where (1) is equal to $8.50 per thousand dollars of increase, and (2) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (1) is a deferred administrative charge, and (2) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (1) $8.50 per thousand dollars of increase in Face Amount, plus (2) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (3) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Face Amount and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively, and
(3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., ten years have elapsed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

- first, the surrender charge for the most recent increase in Face Amount;

- second, the surrender charge for the next most recent increase successively;

- last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See THE POLICY - "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:


- from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts ("Dollar-Cost Averaging"); or


- to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing").

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge. If you utilize the Conversion Privilege, Loan Privilege, or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year. See THE POLICY - "Conversion Privileges" and POLICY LOANS.

CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

Loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS - "Postponement Of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION -- A preferred loan option is available under the Policies. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Policy Value in the General Account, the Company will transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the VEL Account cannot exceed Policy Value previously transferred from the VEL Account to secure the Debt.

If the Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan.

Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:
(1) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (2) if Debt exceeds the Policy Value. If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which your Policy was issued, if you name a "payor" in your application supplement, then the following "Payor Provisions" will apply:

The payor may designate what portion, if any, of each payment of a premium is "excess premium" to be allocated to the General Account and Sub-Accounts according to your allocation instructions then in effect. Except for excess premium, the payor's premium will automatically be allocated to the Sub-Account which invests in the Money Market Fund of the Trust, from which the Monthly Deductions will be made. Payor premiums which are initially held in the General Account (which are not "excess premiums") will be transferred to the Money Market Fund not later than three days after underwriting approval of the Policy. No Policy loans, partial withdrawals or transfers may be made from the amount in the Money Market Fund attributable to premiums allocated thereto by the payor.

If the amount in the Money Market Fund attributable to premiums allocated by the payor is insufficient to cover the next Monthly Deduction, the Company will send the payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days beginning on the premium due date. If the premium payable is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the payor. A 31-day grace period notice will also be sent to you at this time if your Policy Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Money Market Fund attributable to premiums allocated thereto by the payor is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Policy Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Policy Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Policy terminates on the date of lapse. Any Death Proceeds payable during the grace period will be reduced by any overdue charges.

The above payor provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when "(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued," but do not apply to "(b) if Debt exceeds the Policy Value." See the first paragraph of this section captioned "Termination." You or the payor may, upon Written Request, discontinue the above payor provisions. If the payor makes Written Request to discontinue the payor provisions, we will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company: (1) a written application for reinstatement; (2) Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules; and (3) a premium that, after the deduction of the premium tax charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

POLICY SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Policy remained in force from the Date of Issue.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

- the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

- an amount equal to the Policy Value less Debt on the date of default, MINUS

- the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT

The Policyowner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the VEL Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VEL Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of policy loans and transfers from the General Account, for a period not to exceed six months.

                     DIRECTORS AND OFFICERS OF THE COMPANY

            NAME AND POSITION                       PRINCIPAL OCCUPATION(S) DURING
              WITH COMPANY                                  PAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
Bruce C. Anderson                          Director of First Allmerica since 1996; Vice
 Director                                   President, First Allmerica

Abigail M. Armstrong                       Secretary of First Allmerica since 1996; Counsel,
 Secretary and Counsel                      First Allmerica

John P. Kavanaugh                          Director and Chief Investment Officer of First
 Director, Vice President and Chief         Allmerica since 1996; Vice President, First
 Investment Officer                         Allmerica

John F. Kelly                              Director of First Allmerica since 1996; Senior
 Director                                   Vice President, General Counsel and Assistant
                                            Secretary, First Allmerica

J. Barry May                               Director of First Allmerica since 1996; Director
 Director                                   and President, The Hanover Insurance Company
                                            since 1996; Vice President, The Hanover
                                            Insurance Company, 1993 to 1996

James R. McAuliffe                         Director of First Allmerica since 1996; President
 Director                                   and CEO, Citizens Insurance Company of America
                                            since 1994; Vice President 1982 to 1994 and
                                            Chief Investment Officer, First Allmerica 1986
                                            to 1994

John F. O'Brien                            Director, Chairman of the Board, President and
 Director and Chairman of the Board         Chief Executive Officer, First Allmerica since
                                            1989

Edward J. Parry, III                       Director and Chief Financial Officer of First
 Director, Vice President, Chief            Allmerica since 1996; Vice President and
 Financial Officer and Treasurer            Treasurer, First Allmerica since 1993

Richard M. Reilly,                         Director of First Allmerica since 1996; Vice
 Director President and Chief Executive     President, First Allmerica; Director, Allmerica
 Officer                                    Investments, Inc.; Director and President,
                                            Allmerica Investment Management Company, Inc.

Larry C. Renfro                            Director of First Allmerica since 1996; Vice
 Director                                   President, First Allmerica

Eric A. Simonsen                           Director of First Allmerica since 1996; Vice
 Director and Vice President                President, First Allmerica; Chief Financial
                                            Officer, First Allmerica 1990 to 1996

Phillip E. Soule                           Director of First Allmerica since 1996; Vice
 Director                                   President, First Allmerica

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the VEL Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions, based on a commission schedule, to registered representatives who sell the Policy. After issue of the Policy or an increase in Face Amount, commissions may be up to 30% of first-year premiums. Thereafter, commissions may be up to 15% of any additional premiums. Alternative commission schedules are available with lower initial commission amounts based on premium payments, plus ongoing annual compensation of up to 0.50% of Policy Value. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year or 4% of renewal premiums.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, productions of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Policyowner or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.


                                    SERVICES



The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the VEL Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the VEL Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.


                                    REPORTS

The Company will maintain the records relating to the VEL Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the VEL Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the VEL Account is a party, or to which the assets of the VEL Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the VEL Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of Allmerica Financial Life Insurance and Annuity Company prepared in accordance with generally accepted accounting principles as of and for the year ended December 31, 1996, the statutory basis financial statements of Allmerica Financial Life Insurance and Annuity Company for 1995 and each of the three years ended December 31, 1995 and the financial statements of the VEL Plus Account of the Company at December 31, 1996 and for the periods indicated included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of Allmerica Financial Life Insurance and Annuity Company included herein should be considered only as bearing on the ability of Allmerica Financial Life Insurance and Annuity Company to meet its obligations under the Policies.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE VEL ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the VEL Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the VEL Account.

The Company will review periodically the question of a charge to the VEL Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the VEL Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the VEL Account.

TAXATION OF THE POLICIES

The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the policy value to the insurance amount at risk. As a result, the death proceeds payable are excludable from the gross income of the beneficiary. Moreover, any increase in policy value is not taxable until received by the Policyowner or the Policyowner's designee. But see "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the VEL Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

POLICY LOANS

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance policy, including a Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A policy fails to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years exceed the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level premiums.

If a policy is considered a modified endowment contract, all distributions under the policy will be taxed on an "income first" basis. Most distributions received by a policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the policy) will be includible in gross income to the extent that the cash surrender value of the policy exceeds the policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company, and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").


The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan.

AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.


Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. However, such Policy Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4% per year, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY

This Prospectus describes a flexible premium variable life insurance policy, and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the VEL Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, is imposed if such event occurs before the Policy, or an increase in Face Amount, has been in force for ten policy years. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account.

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans may also be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to 12 months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3.5% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              FINANCIAL STATEMENTS


Financial Statements for the VEL Account and the Company are included in this Prospectus beginning immediately after this section. The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the VEL Account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying balance sheet and the related statement of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1996, and the results of their operations and their cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
February 3, 1997

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                              STATEMENT OF INCOME

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 REVENUES
   Premiums.....................................  $   32.7
     Universal life and investment product
      policy fees...............................     176.2
     Net investment income......................     171.7
     Net realized investment losses.............      (3.6)
     Other income...............................       0.9
                                                  ---------
         Total revenues.........................     377.9
                                                  ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................     192.6
     Policy acquisition expenses................      49.9
     Other operating expenses...................      86.6
                                                  ---------
         Total benefits, losses and expenses....     329.1
                                                  ---------
 Income before federal income taxes.............      48.8
                                                  ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      26.9
     Deferred...................................      (9.8)
                                                  ---------
         Total federal income tax expense.......      17.1
                                                  ---------
 Net income.....................................  $   31.7
                                                  ---------
                                                  ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                                 BALANCE SHEET

 DECEMBER 31,
 (IN MILLIONS)                                                1996
 --------------------------------------------------------  ----------
 ASSETS
   Investments:
     Fixed maturities-at fair value (amortized cost of
      $1,660.2)..........................................  $ 1,698.0
     Equity securities-at fair value (cost of $33.0).....       41.5
     Mortgage loans......................................      221.6
     Real estate.........................................       26.1
     Policy loans........................................      131.7
     Other long-term investments.........................        7.9
                                                           ----------
         Total investments...............................    2,126.8
                                                           ----------
   Cash and cash equivalents.............................       18.8
   Accrued investment income.............................       37.7
   Deferred policy acquisition costs.....................      632.7
                                                           ----------
   Reinsurance receivables:
     Future policy benefits..............................       68.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................        3.5
     Other...............................................        0.9
                                                           ----------
         Total reinsurance receivables...................       72.5
                                                           ----------
   Other assets..........................................        8.2
   Separate account assets...............................    4,524.0
                                                           ----------
         Total assets....................................  $ 7,420.7
                                                           ----------
                                                           ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,163.0
     Outstanding claims, losses and loss adjustment
      expenses...........................................       15.4
     Unearned premiums...................................        2.7
     Contractholder deposit funds and other policy
      liabilities........................................       32.8
                                                           ----------
         Total policy liabilities and accruals...........    2,213.9
                                                           ----------
   Expenses and taxes payable............................       77.3
   Deferred federal income taxes.........................       60.2
   Separate account liabilities..........................    4,523.6
                                                           ----------
         Total liabilities...............................    6,875.0
                                                           ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
    authorized, 2,518 shares issued and outstanding......        2.5
   Additional paid-in-capital............................      346.3
   Unrealized appreciation on investments, net...........       20.5
   Retained earnings.....................................      176.4
                                                           ----------
         Total shareholder's equity......................      545.7
                                                           ----------
         Total liabilities and shareholder's equity......  $ 7,420.7
                                                           ----------
                                                           ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 COMMON STOCK
     Balance at beginning of year...............  $    2.5
     Issued during year.........................      --
                                                  ---------
     Balance at end of year.....................       2.5
                                                  ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     324.3
     Contributed from parent....................      22.0
                                                  ---------
     Balance at end of year.....................     346.3
                                                  ---------
 RETAINED EARNINGS
     Balance at beginning of year...............     144.7
     Net income.................................      31.7
                                                  ---------
     Balance at end of year.....................     176.4
                                                  ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............      23.8
                                                  ---------
     Appreciation (depreciation) during the
      period:
         Net appreciation (depreciation) on
        available-for-sale securities...........      (5.1)
         (Provision) benefit for deferred
        federal income taxes....................       1.8
                                                  ---------
                                                      (3.3)
                                                  ---------
         Balance at end of year.................      20.5
                                                  ---------
             Total shareholder's equity.........  $  545.7
                                                  ---------
                                                  ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                            STATEMENT OF CASH FLOWS

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                    1996
 --------------------------------------------  ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    31.7
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Net realized losses.................        3.6
         Net amortization and depreciation...        3.5
         Deferred federal income taxes
        (benefits)...........................       (9.8)
         Change in deferred policy
        acquisition costs....................      (66.8)
         Change in premiums and notes
        receivable, net of reinsurance
        payable..............................       (0.2)
         Change in accrued investment
        income...............................        1.2
         Change in policy liabilities and
        accruals, net........................      (39.9)
         Change in reinsurance receivable....       (1.5)
         Change in expenses and taxes
        payable..............................       32.3
         Separate account activity, net......       10.5
         Other, net..........................       (0.2)
                                               ----------
             Net cash provided by operating
               activities....................      (35.6)
                                               ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................      809.4
     Proceeds from disposals of equity
      securities.............................        1.5
     Proceeds from disposals of other
      investments............................       17.5
     Proceeds from mortgages matured or
      collected..............................       34.0
     Purchase of available-for-sale fixed
      maturities.............................     (795.8)
     Purchase of equity securities...........      (13.2)
     Purchase of other investments...........      (36.2)
     Other investing activities, net.........       (2.1)
                                               ----------
             Net cash (used in) provided by
               investing activities..........       15.1
                                               ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
      capital paid in........................       22.0
                                               ----------
             Net cash provided by financing
               activities....................       22.0
                                               ----------
 Net change in cash and cash equivalents.....        1.5
 Cash and cash equivalents, beginning of
  year.......................................       17.3
                                               ----------
 Cash and cash equivalents, end of year......  $    18.8
                                               ----------
                                               ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.4
     Income taxes paid.......................  $    16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION

    Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation, which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

    The Company classifies all debt and equity securities as available-for-sale.

Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life and group variable universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values.

I.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated life-nonlife return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

    In March, 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

2.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1996
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31                               AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1996.

There were no contractual fixed maturity investment commitments at December 31, 1996.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1996
                                                              --------------------
DECEMBER 31                                                   AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------

Due in one year or less.....................................  $  129.2   $  130.0
Due after one year through five years.......................     459.0      473.4
Due after five years through ten years......................     735.1      751.1
Due after ten years.........................................     336.9      343.5
                                                              ---------  ---------
    Total...................................................  $1,660.2   $1,698.0
                                                              ---------  ---------
                                                              ---------  ---------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEAR ENDED DECEMBER 31                                  PROCEEDS FROM      GROSS  GROSS
(IN MILLIONS)                                                  VOLUNTARY SALES     GAINS  LOSSES
------------------------------------------------------------  ------------------   -----  ------

1996

Fixed maturities............................................   $496.6              $4.3   $8.3
                                                              -------              -----  ------
Equity securities...........................................   $  1.5              $0.4   $0.1
                                                              -------              -----  ------

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31                                  FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------

1996

Net appreciation (depreciation), beginning of year..........    $ 20.4      $ 3.4          $ 23.8
                                                              ----------   ------          ------
  Net (depreciation) appreciation on available-for-sale
   securities...............................................     (20.8)       6.7           (14.1)
  Net appreciation from the effect on deferred policy
   acquisition costs and on policy liabilities..............       9.0       --               9.0
  Provision for deferred federal income taxes...............       4.1       (2.3)            1.8
                                                              ----------   ------          ------
                                                                  (7.7)       4.4            (3.3)
                                                              ----------   ------          ------
Net appreciation, end of year...............................    $ 12.7      $ 7.8          $ 20.5
                                                              ----------   ------          ------
                                                              ----------   ------          ------

(1) Includes net appreciation on other investments of $2.2 million.

B.  MORTGAGE LOANS AND REAL ESTATE

    AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996
----------------------------------------  ------

Mortgage loans..........................  $221.6
                                          ------
Real estate:
  Held for sale.........................    26.1
  Held for production of income.........    --
                                          ------
    Total real estate...................    26.1
                                          ------
Total mortgage loans and real estate....  $247.7
                                          ------
                                          ------

Reserves for mortgage loans were $9.5 million at December 31, 1996.

During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $16.0 million. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996
----------------------------------------  ------

Property type:
  Office building.......................  $ 86.1
  Residential...........................    39.0
  Retail................................    55.9
  Industrial / warehouse................    52.6
  Other.................................    25.3
  Valuation allowances..................   (11.2)
                                          ------
Total...................................  $247.7
                                          ------
                                          ------
Geographic region:

  South Atlantic........................  $ 72.9
  Pacific...............................    37.0
  East North Central....................    58.3
  Middle Atlantic.......................    35.0
  West South Central....................     5.7
  New England...........................    21.9
  Other.................................    28.1
  Valuation allowances..................   (11.2)
                                          ------
Total...................................  $247.7
                                          ------
                                          ------

At December 31, 1996, scheduled mortgage loan maturities were as follows: 1997 -- $58.6 million; 1998 -- $53.1 million; 1999 -- $21.5 million; 2000 -- $52.3 million; 2001 -- $7.7 million; and $28.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED                                               BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $12.5        $4.5       $7.5          $ 9.5
Real estate..............      2.1        --          0.4            1.7
                           ----------   ---------   ----------   ----------
    Total................    $14.6        $4.5       $7.9          $11.2
                           ----------   ---------   ----------   ----------
                           ----------   ---------   ----------   ----------

The carrying value of impaired loans was $21.5 million with related reserves of $7.3 million as of December 31, 1996. All impaired loans were reserved as of December 31, 1996.

The average carrying value of impaired loans was $26.3 million, with related interest income while such loans were impaired, of $3.4 million as of December 31, 1996.

D.  OTHER

    At December 31, 1996, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

3.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                   1996
---------------------------------------------  ------

Fixed maturities.............................  $137.2
Mortgage loans...............................    22.0
Equity securities............................     0.7
Policy loans.................................    10.2
Real estate..................................     6.2
Other long-term investments..................     0.8
Short-term investments.......................     1.4
                                               ------
Gross investment income......................   178.5
Less investment expenses.....................    (6.8)
                                               ------
Net investment income........................  $171.7
                                               ------
                                               ------

At December 31, 1996, mortgage loans on non-accrual status were $5.0 million, including restructured loans of $2.6 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.1 million in 1996. There were no fixed maturities on non-accrual status at December 31, 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $25.4 million at December 31, 1996. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.6 million in 1996. Actual interest income on these loans included in net investment income aggregated $2.2 million in 1996.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

B.  REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                  1996
---------------------------------------------  -----

Fixed maturities.............................  $(3.3)
Mortgage loans...............................   (3.2)
Equity securities............................    0.3
Real estate..................................    2.5
Other........................................    0.1
                                               -----
Net realized investment losses...............  $(3.6)
                                               -----
                                               -----

Proceeds from voluntary sales of investments in fixed maturities were $496.6 million in 1996. Realized gains on such sales were $4.3 million, and realized losses were $8.3 million for 1996.

4.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses. reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                       1996
                                               --------------------
DECEMBER 31                                    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE
---------------------------------------------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   18.8    $   18.8
  Fixed maturities...........................   1,698.0     1,698.0
  Equity securities..........................      41.5        41.5
  Mortgage loans.............................     221.6       229.3
  Policy loans...............................     131.7       131.7
  Reinsurance receivables....................      72.5        72.5
                                               ---------   --------
                                               $2,184.1    $2,191.8
                                               ---------   --------
                                               ---------   --------

FINANCIAL LIABILITIES
  Individual annuity contracts...............     910.2       703.6
  Supplemental contracts without life
   contingencies.............................      15.9        15.9
  Other individual contract deposit funds....       0.3         0.3
                                               ---------   --------
                                               $  926.4    $  719.8
                                               ---------   --------
                                               ---------   --------

5.  DEBT

During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

Interest expense was $3.4 million in 1996, relating to interest payments on repurchase agreements, and is recorded in other operating expenses.

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                  1996
---------------------------------------------  -----
Federal income tax expense (benefit)
  Current....................................  $26.9
  Deferred...................................   (9.8)
                                               -----
Total........................................  $17.1
                                               -----
                                               -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax (assets) liabilities are comprised of the following at December 31, 1996:

DECEMBER 31
(IN MILLIONS)                                   1996
---------------------------------------------  -------
Deferred tax (assets) liabilities
  Loss reserves..............................   (137.0)
  Deferred acquisition costs.................    186.9
  Investments, net...........................     14.2
  Bad debt reserve...........................     (1.1)
  Other, net.................................     (2.8)
                                               -------
Deferred tax liability, net..................  $  60.2
                                               -------
                                               -------

Gross deferred income tax liabilities totaled $201.1 million at December 31, 1996. Gross deferred income tax assets totaled $140.9 million at December 31, 1996.

Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $112.4 million in 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $13.3 million at December 31, 1996.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The effects of reinsurance were as follows:

 FOR THE YEAR ENDED DECEMBER 31
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 Life insurance premiums:
   Direct.......................................  $   53.3
   Assumed......................................       3.1
   Ceded........................................     (23.7)
                                                  ---------
 Net premiums...................................  $   32.7
                                                  ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  206.4
   Assumed......................................       4.5
   Ceded........................................     (18.3)
                                                  ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  192.6
                                                  ---------
                                                  ---------

10.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

 FOR THE YEAR ENDED DECEMBER 31
 (IN MILLIONS)                                         1996
 --------------------------------------------------  --------
 Balance at beginning of year......................  $ 555.7
   Acquisition expenses deferred...................    116.6
   Amortized to expense during the year............    (49.9)
   Adjustment to equity during the year............     10.3
                                                     --------
 Balance at end of year............................  $ 632.7
                                                     --------
                                                     --------

11.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $178.6 million at December 31, 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $3.2 million in 1996.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996
 ---------------------------------------------------  ---------
 Statutory net income...............................  $    5.4
 Statutory Surplus..................................  $  234.0
                                                      ---------

14.  SUBSEQUENT EVENT (UNAUDITED)

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance arrangement to Metropolitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive agreements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million to net income in the first quarter of 1997 related to the reinsurance of this business.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY
(FORMERLY SMA LIFE ASSURANCE COMPANY)
STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1995

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
DECEMBER 31, 1995

Statutory Financial Statements

Report of Independent Accountants....................................................       F-20

Statement of Assets, Liabilities, Surplus and Other Funds............................       F-22

Statement of Operations and Changes in Capital and Surplus...........................       F-23

Statement of Cash Flows..............................................................       F-24

Notes to Statutory Financial Statements..............................................       F-25

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Allmerica Financial Life Insurance and Annuity Company
(formerly known as SMA Life Assurance Company)

We have audited the accompanying statutory basis statement of assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the related statutory basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, or the results of its operations or its cash flows for each of the three years ended December 31, 1995.

To the Board of Directors and Stockholder of Allmerica Financial Life Insurance and Annuity Company
(formerly known as SMA Life Assurance Company)

Page 2

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years ended December 31, 1995, on the basis of accounting described in
Note 1.

As discussed in Note 1 to the financial statements, the Company's parent, State Mutual Life Assurance Company of America, converted from a Massachusetts mutual life insurance company to a Massachusetts stock life insurance company on October 16, 1995. In connection with this transaction, the Company changed its name to Allmerica Financial Life Insurance and Annuity Company and its parent became a wholly-owned subsidiary of Allmerica Financial Corporation.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, MA

February 5, 1996

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

           STATEMENT OF ASSETS, LIABILITIES, SURPLUS AND OTHER FUNDS
                               AS OF DECEMBER 31,
                                 (IN THOUSANDS)

ASSETS                                            1995        1994
                                               ----------  ----------

Cash.........................................  $    7,791  $    7,248
Investments:
  Bonds......................................   1,659,575   1,595,275
  Stocks.....................................      18,132      12,283
  Mortgage loans.............................     239,522     295,532
  Policy loans...............................     122,696     116,600
  Real estate................................      40,967      51,288
  Short term investments.....................       3,500      45,239
  Other invested assets......................      40,196      27,443
                                               ----------  ----------
      Total cash and investments.............   2,132,379   2,150,908

Premiums deferred and uncollected............      (1,231)      5,452
Investment income due and accrued............      38,413      39,442
Other assets.................................       6,060      10,569
Assets held in separate accounts.............   2,978,409   1,869,695
                                               ----------  ----------
                                               $5,154,030  $4,076,066
                                               ----------  ----------
                                               ----------  ----------

LIABILITIES, SURPLUS AND OTHER FUNDS

Liabilities:

Policy liabilities:
  Life reserves..............................  $  856,239  $  890,880
  Annuity and other fund reserves............     865,216     928,325
  Accident and health reserves...............     167,246     121,580
  Claims payable.............................      11,047      11,720
                                               ----------  ----------
      Total policy liabilities...............   1,899,748   1,952,505

Expenses and taxes payable...................      20,824      17,484
Other liabilities............................      27,499      36,466
Asset valuation reserve......................      31,556      20,786
Obligations related to separate account
 business....................................   2,967,547   1,859,502
                                               ----------  ----------
      Total liabilities......................   4,947,174   3,886,743
                                               ----------  ----------

Surplus and Other Funds:
  Common stock, $1,000 par value
     Authorized -- 10,000 shares
     Issued and outstanding -- 2,517
   shares....................................       2,517       2,517
  Paid-in surplus............................     199,307     199,307
  Unassigned surplus (deficit)...............       4,282     (13,621)
  Special contingency reserves...............         750       1,120
                                               ----------  ----------
      Total surplus and other funds..........     206,856     189,323
                                               ----------  ----------
                                               $5,154,030  $4,076,066
                                               ----------  ----------
                                               ----------  ----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

           STATEMENT OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                        FOR THE YEAR ENDED DECEMBER 31,
                                 (IN THOUSANDS)

REVENUE                                           1995          1994          1993
                                               -----------   -----------   -----------

 Premiums and other considerations:
    Life.....................................  $   156,864   $   195,633   $   189,285
    Annuities................................      729,222       707,172       660,143
    Accident and health......................       31,790        31,927        35,718
    Reinsurance commissions and reserve
     adjustments.............................       20,198         4,195         2,309
                                               -----------   -----------   -----------
      Total premiums and other
       considerations........................      938,074       938,927       887,455

  Net investment income......................      167,470       170,430       177,612
  Realized capital losses, net of tax........       (2,295)      (17,172)       (7,225)
  Other revenue..............................       37,466        26,065        19,055
                                               -----------   -----------   -----------
      Total revenue..........................    1,140,715     1,118,250     1,076,897
                                               -----------   -----------   -----------

POLICY BENEFITS AND OPERATING EXPENSES

  Policy benefits:
    Claims, surrenders and other benefits....      391,254       331,418       275,290
    Increase (decrease) in policy reserves...      (22,669)       40,113        15,292
                                               -----------   -----------   -----------
      Total policy benefits..................      368,585       371,531       290,582
  Operating and selling expenses.............      150,215       164,175       160,928
  Taxes, except capital gains tax............       26,536        22,846        19,066
  Net transfers to separate accounts.........      556,856       553,295       586,539
                                               -----------   -----------   -----------
      Total policy benefits and operating
       expenses..............................    1,102,192     1,111,847     1,057,115
                                               -----------   -----------   -----------

NET INCOME...................................       38,523         6,403        19,782

Capital and Surplus, Beginning of Year.......      189,323       182,216       171,941
  Unrealized capital gains (losses) on
   investments...............................        8,279        12,170        (9,052)
  Transfer from (to) asset valuation
   reserve...................................      (10,770)       (9,822)        1,974
  Other adjustments..........................      (18,499)       (1,644)       (2,429)
                                               -----------   -----------   -----------

CAPITAL AND SURPLUS, END OF YEAR.............  $   206,856   $   189,323   $   182,216
                                               -----------   -----------   -----------
                                               -----------   -----------   -----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED DECEMBER 31,
                                 (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES               1995         1994         1993
                                               ----------   ----------   ----------

 Premiums, deposits and other income.........  $  964,129   $  962,147   $  902,725
  Allowances and reserve adjustments on
   reinsurance ceded.........................      20,693        3,279       22,185
  Net investment income......................     170,949      173,294      182,843
  Net increase in policy loans...............      (6,096)      (7,585)      (7,812)
  Benefits to policyholders and
   beneficiaries.............................    (393,472)    (330,900)    (298,612)
  Operating and selling expenses and taxes...    (153,504)    (193,796)    (171,533)
  Net transfers to separate accounts.........    (608,480)    (600,760)    (634,021)
  Federal income tax (excluding tax on
   capital gains)............................      (6,771)     (19,603)       (4828)
  Other sources (applications)...............     (13,642)      19,868        7,757
                                               ----------   ----------   ----------

NET CASH PROVIDED BY (USED IN) OPERATING
 ACTIVITIES..................................     (26,194)       5,944       (1,296)
                                               ----------   ----------   ----------

CASH FLOW FROM INVESTING ACTIVITIES

  Sales and maturities of long term
   investments:
    Bonds....................................     572,640      478,512      386,414
    Stocks...................................         481           63           64
    Real estate and other invested assets....      13,008        3,008       11,094
    Repayment of mortgage principal..........      55,202       65,334       79,844
    Capital gains tax........................        (400)        (968)      (3,296)
  Acquisition of long term investments:
    Bonds....................................    (640,339)    (508,603)    (466,086)
    Stocks...................................         (44)          --           --
    Real estate and other invested assets....     (11,929)     (24,544)      (2,392)
    Mortgage loans...........................        (415)        (364)      (2,266)
    Other investing activities...............      (3,206)      18,934      (27,254)
                                               ----------   ----------   ----------

NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES..................................     (15,002)      31,372      (23,878)
                                               ----------   ----------   ----------
Net change in cash and short term
 investments.................................     (41,196)      37,316      (25,174)

CASH AND SHORT TERM INVESTMENTS

  Beginning of the year......................      52,487       15,171       40,345
                                               ----------   ----------   ----------
  End of the year............................  $   11,291   $   52,487   $   15,171
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION -- Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial" or the "Company", formerly SMA Life Assurance Company) is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by First Allmerica Financial Life Insurance Company ("First Allmerica", formerly, State Mutual Life Assurance Company of America), a stock life insurance company. On October 16, 1995, First Allmerica converted from a mutual life insurance company to a stock life insurance company. Concurrent with this transaction, First Allmerica became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by First Allmerica in accordance with a policy established by vote of First Allmerica's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which while common in the industry, vary in some respects from generally accepted accounting principles. Significant differences include:

       -Bonds considered to be "available-for-sale" or "trading" are not carried at fair value and changes in fair value are not recognized through surplus or the statement of operations, respectively;

       -The Asset Valuation Reserve, represents a reserve against possible losses on investments and is recorded as a liability through a charge to surplus. The Interest Maintenance Reserve is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes and is also recorded as a liability, however, the deferred net realized investment gains and losses are amortized into future income generally over the original period to maturity of the assets sold. These liabilities are not required under generally accepted accounting principles;

       -Total premiums, deposits and benefits on certain investment-type contracts are reflected in the statement of operations, instead of using the deposit method of accounting;

       -Policy acquisition costs, such as commissions, premium taxes and other items, are not deferred and amortized in relation to the revenue/gross profit streams from the related contracts;

       -Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions instead of using more realistic expense, interest, morbidity, mortality and voluntary withdrawal assumptions with provision made for adverse deviation;

       -Amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective liabilities;

       -Deferred federal income taxes are not provided for temporary differences between amounts reported in the financial statements and those included in the tax returns;

       -Certain adjustments related to prior years are recorded as direct charges or credits to surplus;

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

       -Certain assets, designated as "non-admitted" assets (principally agents' balances), are not recorded as assets, but are charged to surplus; and,

       -Costs related to other postretirement benefits are recognized only for employees that are fully vested.

The preparation of financial statements in accordance with practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the NAIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS -- Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value. Depreciation is generally calculated using the straight-line method.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS -- In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds, stocks and mortgage loans and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS -- In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS -- Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in capital and surplus.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES -- Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

assumptions applicable to these coverages, including provision for adverse deviation. Reserves are computed using interest rates ranging from 3% to 6% for individual life insurance policies, 3% to 5 1/2% for accident and health policies and 3 1/2% to 9 1/2% for annuity contracts. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 1995 and 1994, approximately 84% and 77%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

FEDERAL INCOME TAXES -- AFC, its life insurance subsidiaries, First Allmerica and Allmerica Financial and its non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The federal income tax allocation policies and procedures are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

CAPITAL GAINS AND LOSSES -- Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve ("IMR"), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to capital and surplus. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold. The Company uses the seriatim method of amortization for interest related gains and losses arising from the sale of mortgages, and uses the group method to amortize interest related gains and losses arising from all other fixed income investments.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 2 -- INVESTMENTS

BONDS -- The carrying value and fair value of investments in bonds are as follows:

                                                                              DECEMBER 31, 1995
                                                            ------------------------------------------------------
                                                                            GROSS           GROSS
                                                             CARRYING    UNREALIZED      UNREALIZED        FAIR
(IN THOUSANDS)                                                VALUE     APPRECIATION    DEPRECIATION      VALUE
                                                            ----------  -------------   -------------   ----------

Federal government bonds..................................  $   67,039     $ 3,063         $    --      $   70,102
State, local and government agency bonds..................      13,607       2,290              23          15,874
Foreign government bonds..................................      12,121         772             249          12,644
Corporate securities......................................   1,471,422      55,836           6,275       1,520,983
Mortgage-backed securities................................      95,385         951              --          96,336
                                                            ----------  -------------   -------------   ----------
Total.....................................................  $1,659,574     $62,912         $ 6,457      $1,715,939
                                                            ----------  -------------   -------------   ----------
                                                            ----------  -------------   -------------   ----------


                                                                              DECEMBER 31, 1994
                                                            ------------------------------------------------------
                                                                            GROSS           GROSS
                                                             CARRYING    UNREALIZED      UNREALIZED        FAIR
(IN THOUSANDS)                                                VALUE     APPRECIATION    DEPRECIATION      VALUE
                                                            ----------  -------------   -------------   ----------

Federal government bonds..................................  $   17,651     $     8         $   762      $   16,897
State, local and government agency bonds..................       1,110          54              --           1,164
Foreign government bonds..................................      31,863          83           3,735          28,211
Corporate securities......................................   1,462,871       8,145          56,011       1,415,005
Mortgage-backed securities................................      81,780         268           1,737          80,311
                                                            ----------  -------------   -------------   ----------
Total.....................................................  $1,595,275     $ 8,558         $62,245      $1,541,588
                                                            ----------  -------------   -------------   ----------
                                                            ----------  -------------   -------------   ----------

The carrying value and fair value by contractual maturity at December 31, 1995, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.

                                         CARRYING    FAIR
(IN THOUSANDS)                            VALUE     VALUE
                                        --------------------

Due in one year or less................. $  250,578 $  258,436
Due after one year through five years...    736,003    763,179
Due after five years through ten
 years..................................    538,897    558,445
Due after ten years.....................    134,097    135,880
                                        --------------------
Total................................... $1,659,575 $1,715,940
                                        --------------------
                                        --------------------

MORTGAGE LOANS AND REAL ESTATE -- Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. At December 31, 1995 and 1994, mortgage loan and real estate investments were distributed by the following types and geographic regions:

(IN THOUSANDS)
PROPERTY TYPE                               1995      1994
----------------------------------------  --------  --------

Office buildings........................  $127,149  $140,292
Residential.............................    59,934    57,061
Retail..................................    29,578    72,787
Industrial/Warehouse....................    38,192    39,424
Other...................................    25,636    37,256
                                          --------  --------
Total...................................  $280,489  $346,820
                                          --------  --------
                                          --------  --------


GEOGRAPHIC REGION                           1995      1994
----------------------------------------  --------  --------

South Atlantic..........................  $ 86,410  $ 92,934
East North Central......................    55,991    72,704
Middle Atlantic.........................    38,666    48,688
Pacific.................................    32,803    39,892
West North Central......................    21,486    27,377
Mountain................................     9,939    12,211
New England.............................    24,886    26,613
East South Central......................     5,487     6,224
West South Central......................     4,821    20,177
                                          --------  --------
Total...................................  $280,489  $346,820
                                          --------  --------
                                          --------  --------

Reserves for mortgage loans and real estate reflected in the above amounts were $18.9 million and $21.0 million at December 31, 1995 and 1994, respectively.

NET INVESTMENT INCOME -- The components of net investment income for the year ended December 31 were as follows:

(IN THOUSANDS)                                   1995      1994      1993
                                               --------  --------  --------
Bonds........................................  $122,318  $123,495  $126,729
Stocks.......................................     1,653     1,799       953
Mortgage loans...............................    26,356    31,945    40,823
Real estate..................................     9,139     8,425     9,493
Policy loans.................................     9,486     8,797     8,215
Other investments............................     3,951     1,651       674
Short term investments.......................     2,252     1,378       840
                                               --------  --------  --------
                                                175,155   177,490   187,727
  Less investment expenses...................     9,703     9,138    11,026
                                               --------  --------  --------
Net investment income, before IMR
 amortization................................   165,452   168,352   176,701
  IMR amortization...........................     2,018     2,078       911
                                               --------  --------  --------
Net investment income........................  $167,470  $170,430  $177,612
                                               --------  --------  --------
                                               --------  --------  --------

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

REALIZED CAPITAL GAINS AND LOSSES -- Realized capital gains (losses) on investments for the years ended December 31 were as follows:

(IN THOUSANDS)                                   1995      1994      1993
                                               --------  --------  --------
Bonds........................................  $    727  $    645  $ 10,133
Stocks.......................................      (263)      (62)       16
Mortgage loans...............................    (1,083)  (17,142)      (83)
Real estate..................................    (1,892)      605    (2,044)
                                               --------  --------  --------
                                                 (2,511)  (15,954)    8,022
Less income tax..............................       400       968     3,296
                                               --------  --------  --------

Net realized capital gains (losses) before
 transfer to IMR.............................    (2,911)  (16,922)    4,726
Net realized capital gains transferred to
 IMR.........................................       616      (250)  (11,951)
                                               --------  --------  --------

Net realized capital gains (losses)..........  $ (2,295) $(17,172) $ (7,225)
                                               --------  --------  --------
                                               --------  --------  --------

Proceeds from voluntary sales of investments in bonds during 1995, 1994 and 1993 were $22.4 million, $17.9 million, and $13.2 million, respectively. Gross gains of $4.3 million, $3.0 million, and $4.5 million and gross losses of $5.2 million, $4.6 million, and $.5 million, respectively, were realized on those sales.

NOTE 3 -- FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS -- The carrying amounts reported in the statement of assets, liabilities, surplus and other funds approximate fair value.

BONDS -- Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS -- Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS -- Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

POLICY LOANS -- The carrying amount reported in the statement of assets, liabilities, surplus and other funds approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) -- Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments as of December 31 were as follows:

                                                   1995                    1994
                                          ----------------------  ----------------------
                                           CARRYING      FAIR      CARRYING      FAIR
(IN THOUSANDS)                              VALUE       VALUE       VALUE       VALUE
                                          ----------  ----------  ----------  ----------

Financial Assets:
  Cash..................................  $    7,791  $    7,791  $    7,248  $    7,248
  Short term investments................       3,500       3,500      45,239      45,239
  Bonds.................................   1,659,575   1,715,940   1,595,275   1,541,588
  Stocks................................      18,132      18,414      12,283      12,590
  Mortgage loans........................     239,522     250,196     295,532     291,704
  Policy loans..........................     122,696     122,696     116,600     116,600

Financial Liabilities:
  Individual annuity contracts..........     803,099     797,024     869,230     862,662
  Supplemental contracts without life
   contingencies........................      16,796      16,796      16,673      16,673
Other contract deposit funds............         632         632       1,105       1,105

NOTE 4 -- FEDERAL INCOME TAXES

The federal income tax provisions for 1995, 1994 and 1993 were $17.4 million, $13.1 million and $8.6 million, respectively, which include taxes applicable to realized capital gains of $.4 million, $1.0 million and $3.3 million.

The effective federal income tax rates were 27%, 67% and 30% in 1995, 1994 and 1993, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for federal tax purposes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has completed its examination of all of the consolidated federal income tax returns through 1988. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 5 -- REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:

(IN THOUSANDS)                                  1995     1994     1993
                                               -------  -------  -------

Reinsurance premiums assumed.................  $ 3,442  $ 3,788  $ 4,190
Reinsurance premiums ceded...................   42,914   17,430   14,798
Deduction from insurance liability including
 reinsurance recoverable on unpaid claims....   82,227   46,734   42,805

Individual life premiums ceded to First Allmerica aggregated $6.8 million, $7.8 million and $9.0 million in 1995, 1994 and 1993, respectively. The Company has also entered into various reinsurance agreements with First Allmerica under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from First Allmerica. Premiums assumed pursuant to these agreements aggregated $3.4 million, $3.8 million and $4.2 million in 1995, 1994 and 1993, respectively .

During the year Allmerica Financial entered into a coinsurance agreement to reinsure substantially all of its yearly renewable term life insurance. Premiums ceded and reinsurance credits taken under this agreement amounted to $25.4 million and $20.7 million, respectively. At December 31, 1995, the deduction from insurance liability, including reinsurance recoverable on unpaid claims under this agreement was $12.7 million.

NOTE 6 -- ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may impact the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed and recorded.

The policy and claims liabilities related to the Company's accident and health business were $169.7 million and $123.5 million at December 31, 1995 and 1994, respectively. Accident and health policy and claims liabilities have been re-estimated for all prior years and were increased by $42.5 million, $10.9 million and $13.2 million, in 1995, 1994 and 1993, respectively, including $21.9 million and $2.8 million recorded as an adjustment to surplus in 1995 and 1993, respectively. The unfavorable development is primarily due to reserve strengthening and adverse experience in the Company's individual accident and health line of business.

NOTE 7 -- DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1996, the Company could pay dividends of $4.3 million to First Allmerica, without prior approval.

NOTE 8 -- OTHER RELATED PARTY TRANSACTIONS

First Allmerica provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from First Allmerica were $85.8 million, $102.5 million and $98.9 million in 1995, 1994 and 1993, respectively. The net amounts payable to First Allmerica and affiliates for accrued expenses and various other liabilities and receivables were $12.6 million and $8.3 million at December 31, 1995 and 1994, respectively.

NOTE 9 -- FUNDS ON DEPOSIT

In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal First Allmerica, which is licensed in New York, became qualified to sell the products previously sold by Allmerica Financial in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1995, the carrying value and fair value of the assets or deposit was $295.0 million and $303.6 million, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $4.2 million and $3.9 million were on deposit with various other state and governmental authorities as of December 31, 1995 and 1994, respectively.

NOTE 10 -- LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 12, 101, 102, 103, 104, 105, 106, 150, and 207)
constituting the VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
March 26, 1997

                                  VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                            INVESTMENT                     EQUITY
                                                GROWTH     GRADE INCOME   MONEY MARKET      INDEX     GOVERNMENT BOND
                                              SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                   1            2              3              4              5
                                              -----------  ------------   ------------   -----------  ---------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................  $41,566,662   $9,836,397     $7,682,889    $14,109,882    $1,883,646
Investments in shares of Fidelity Variable
  Insurance Products Funds..................      --           --             --             --            --
Investment in shares of T. Rowe Price
  International Series, Inc.................      --           --             --             --            --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................      --           --             --             --            --
                                              -----------  ------------   ------------   -----------  ---------------
    Total assets............................  41,566,662     9,836,397      7,682,889    14,109,882      1,883,646

LIABILITIES:                                      --           --             --             --            --
                                              -----------  ------------   ------------   -----------  ---------------
    Net assets..............................  $41,566,662   $9,836,397     $7,682,889    $14,109,882    $1,883,646
                                              -----------  ------------   ------------   -----------  ---------------
                                              -----------  ------------   ------------   -----------  ---------------

Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies................................  $40,744,662   $9,271,003     $7,311,565    $13,536,515    $1,853,282
  VEL Plus Series variable life policies....     822,000       565,394        371,324       573,367         30,364
                                              -----------  ------------   ------------   -----------  ---------------
                                              $41,566,662   $9,836,397     $7,682,889    $14,109,882    $1,883,646
                                              -----------  ------------   ------------   -----------  ---------------
                                              -----------  ------------   ------------   -----------  ---------------

Units outstanding and net asset value per
  unit:
VEL '87 and VEL '91 Series:
  Units outstanding, December 31, 1996......  10,718,754     4,571,361      4,754,466     5,232,814      1,413,893
  Net asset value per unit, December 31,
    1996....................................  $ 3.801250    $ 2.028062     $ 1.537831    $ 2.586852     $ 1.310765
VEL Plus Series:
  Units outstanding, December 31, 1996......     215,608       277,963        240,748       220,997         23,096
  Net asset value per unit, December 31,
    1996....................................  $ 3.812473    $ 2.034064     $ 1.542378    $ 2.594459     $ 1.314652

                                                   SELECT                              SELECT          SMALL CAP
                                              AGGRESSIVE GROWTH   SELECT GROWTH   GROWTH AND INCOME      VALUE
                                                 SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                      6                 7                 8                9
                                              -----------------   -------------   -----------------   -----------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................     $18,587,866       $8,047,365        $8,421,981       $5,370,143
Investments in shares of Fidelity Variable
  Insurance Products Funds..................        --                --               --                 --
Investment in shares of T. Rowe Price
  International Series, Inc.................        --                --               --                 --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................        --                --               --                 --
                                              -----------------   -------------   -----------------   -----------
    Total assets............................      18,587,866        8,047,365         8,421,981        5,370,143
LIABILITIES:                                        --                --               --                 --
                                              -----------------   -------------   -----------------   -----------
    Net assets..............................     $18,587,866       $8,047,365        $8,421,981       $5,370,143
                                              -----------------   -------------   -----------------   -----------
                                              -----------------   -------------   -----------------   -----------
Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies................................     $17,020,864       $7,695,358        $8,175,161       $4,812,096
  VEL Plus Series variable life policies....       1,567,002          352,007           246,820          558,047
                                              -----------------   -------------   -----------------   -----------
                                                 $18,587,866       $8,047,365        $8,421,981       $5,370,143
                                              -----------------   -------------   -----------------   -----------
                                              -----------------   -------------   -----------------   -----------
Units outstanding and net asset value per
  unit:
VEL '87 and VEL '91 Series:
  Units outstanding, December 31, 1996......       8,429,012        4,982,914         4,854,958        3,018,305
  Net asset value per unit, December 31,
    1996....................................     $  2.019319       $ 1.544349        $ 1.683879       $ 1.594304
VEL Plus Series:
  Units outstanding, December 31, 1996......         773,748          227,266           146,148          349,002
  Net asset value per unit, December 31,
    1996....................................     $  2.025211       $ 1.548874        $ 1.688842       $ 1.598982

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1996

                                                SELECT         SELECT        VIPF
                                             INTERNATIONAL    CAPITAL        MONEY         VIPF           VIPF          VIPF
                                                EQUITY      APPRECIATION    MARKET      HIGH INCOME   EQUITY-INCOME    GROWTH
                                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                                  11             12           101           102            103           104
                                             -------------  ------------  -----------  -------------  -------------  -----------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $6,003,581    $3,962,999       --            --             --            --
Investments in shares of Fidelity Variable
  Insurance Products Funds..................      --            --        $2,469,604    $10,811,172    $57,569,775   $59,340,985
Investment in shares of T. Rowe Price
  International Series, Inc.................      --            --            --            --             --            --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................      --            --            --            --             --            --
                                             -------------  ------------  -----------  -------------  -------------  -----------
    Total assets............................    6,003,581     3,962,999    2,469,604     10,811,172     57,569,775   59,340,985

LIABILITIES:                                      --            --            --            --             --            --
                                             -------------  ------------  -----------  -------------  -------------  -----------
    Net assets..............................   $6,003,581    $3,962,999   $2,469,604    $10,811,172    $57,569,775   $59,340,985
                                             -------------  ------------  -----------  -------------  -------------  -----------
                                             -------------  ------------  -----------  -------------  -------------  -----------

Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies................................   $5,294,675    $3,470,503   $2,469,604    $10,249,110    $54,732,526   $57,164,925
  VEL Plus Series variable life policies....      708,906       492,496       --            562,062      2,837,249    2,176,060
                                             -------------  ------------  -----------  -------------  -------------  -----------
                                               $6,003,581    $3,962,999   $2,469,604    $10,811,172    $57,569,775   $59,340,985
                                             -------------  ------------  -----------  -------------  -------------  -----------
                                             -------------  ------------  -----------  -------------  -------------  -----------

Units outstanding and net asset value per
  unit:
VEL '87 and VEL '91 Series:
  Units outstanding, December 31, 1996......    3,851,757     2,320,069    1,586,103      3,872,739     15,118,538   14,180,640
  Net asset value per unit, December 31,
    1996....................................   $ 1.374613    $ 1.495862   $ 1.557026    $  2.646476    $  3.620226   $ 4.031195
VEL Plus Series:
  Units outstanding, December 31, 1996......      514,205       328,270       --            211,755        781,416      538,224
  Net asset value per unit, December 31,
    1996....................................   $ 1.378643    $ 1.500275       --        $  2.654301    $  3.630908   $ 4.043037

                                                                           T. ROWE PRICE      DGPF
                                                  VIPF         VIPF II     INTERNATIONAL  INTERNATIONAL
                                                OVERSEAS    ASSET MANAGER      STOCK         EQUITY
                                              SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                  105            106            150            207
                                              ------------  -------------  -------------  -------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      --             --             --             --
Investments in shares of Fidelity Variable
  Insurance Products Funds..................  $18,409,373     $1,285,685        --             --
Investment in shares of T. Rowe Price
  International Series, Inc.................      --             --          $2,076,456        --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................      --             --             --          $4,770,003
                                              ------------  -------------  -------------  -------------
    Total assets............................   18,409,373      1,285,685      2,076,456      4,770,003
LIABILITIES:                                      --             --             --             --
                                              ------------  -------------  -------------  -------------
    Net assets..............................  $18,409,373     $1,285,685     $2,076,456     $4,770,003
                                              ------------  -------------  -------------  -------------
                                              ------------  -------------  -------------  -------------
Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies................................  $17,860,417     $1,068,944     $1,951,801     $4,476,767
  VEL Plus Series variable life policies....      548,956        216,741        124,655        293,236
                                              ------------  -------------  -------------  -------------
                                              $18,409,373     $1,285,685     $2,076,456     $4,770,003
                                              ------------  -------------  -------------  -------------
                                              ------------  -------------  -------------  -------------
Units outstanding and net asset value per
  unit:
VEL '87 and VEL '91 Series:
  Units outstanding, December 31, 1996......    8,154,701        820,894      1,630,460      2,879,163
  Net asset value per unit, December 31,
    1996....................................  $  2.190199     $ 1.302170     $ 1.197086     $ 1.554885
VEL Plus Series:
  Units outstanding, December 31, 1996......      249,905        165,957        103,827        188,036
  Net asset value per unit, December 31,
    1996....................................  $  2.196660     $ 1.306013     $ 1.200611     $ 1.559470

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                         GROWTH                    INVESTMENT GRADE INCOME                MONEY MARKET
                                     SUB-ACCOUNT 1                      SUB-ACCOUNT 2                    SUB-ACCOUNT 3
                                   FOR THE YEAR ENDED                 FOR THE YEAR ENDED          FOR THE YEAR ENDED DECEMBER
                                      DECEMBER 31,                       DECEMBER 31,                         31,
                           ----------------------------------  --------------------------------   ----------------------------
                              1996        1995        1994       1996       1995        1994        1996      1995      1994
                           ----------  ----------  ----------  --------  ----------  ----------   --------  --------  --------
INVESTMENT INCOME:
  Dividends..............  $4,503,521  $3,398,296  $1,692,992  $634,850  $  598,145  $  503,268   $355,812  $340,880  $235,657

EXPENSES (NOTE 4):
  Mortality and expense
   risk fees.............     345,030     276,867     222,505    87,871      80,882      72,076     61,058    54,030    55,533
                           ----------  ----------  ----------  --------  ----------  ----------   --------  --------  --------
  Net investment income
   (loss)................   4,158,491   3,121,429   1,470,487   546,979     517,263     431,192    294,754   286,850   180,124
                           ----------  ----------  ----------  --------  ----------  ----------   --------  --------  --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain
   (loss)................     603,156     114,997      43,236      (181)     (8,055)    (44,126)     --        --        --
  Net unrealized gain
   (loss)................   1,960,758   5,074,547  (1,707,945) (291,424)    867,289    (710,225)     --        --        --
                           ----------  ----------  ----------  --------  ----------  ----------   --------  --------  --------
  Net realized and
   unrealized gain (loss)
   on investments........   2,563,914   5,189,544  (1,664,709) (291,605)    859,234    (754,351)     --        --        --
                           ----------  ----------  ----------  --------  ----------  ----------   --------  --------  --------
  Net increase (decrease)
   in net assets from
   operations............  $6,722,405  $8,310,973  $ (194,222) $255,374  $1,376,497  $ (323,159)  $294,754  $286,850  $180,124
                           ----------  ----------  ----------  --------  ----------  ----------   --------  --------  --------
                           ----------  ----------  ----------  --------  ----------  ----------   --------  --------  --------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                 EQUITY INDEX                        GOVERNMENT BOND                 SELECT AGGRESSIVE GROWTH
                                 SUB-ACCOUNT 4                        SUB-ACCOUNT 5                       SUB-ACCOUNT 6
                              FOR THE YEAR ENDED                   FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                 DECEMBER 31,                         DECEMBER 31,                         DECEMBER 31,
                      -----------------------------------   ---------------------------------   ----------------------------------
                         1996         1995        1994        1996       1995         1994         1996        1995        1994
                      -----------  ----------  ----------   --------  ----------   ----------   ----------  ----------  ----------
INVESTMENT INCOME:
  Dividends.........  $   520,359  $1,616,618  $  529,861   $112,649  $  122,508   $  183,079   $1,307,228  $   --      $   --

EXPENSES (NOTE 4):
  Mortality and
   expense risk
   fees.............      167,515     168,665     135,800     17,338      18,980       29,934      149,550     107,755      68,536
                      -----------  ----------  ----------   --------  ----------   ----------   ----------  ----------  ----------
  Net investment
   income (loss)....      352,844   1,447,953     394,061     95,311     103,528      153,145    1,157,678    (107,755)    (68,536)
                      -----------  ----------  ----------   --------  ----------   ----------   ----------  ----------  ----------

REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Net realized gain
   (loss)...........    4,187,907      98,943     139,128    (10,826)    (27,790)    (127,304)   1,036,112     110,726      16,672
  Net unrealized
   gain (loss)......   (1,586,677)  3,975,325    (506,142)   (37,905)    162,592      (98,119)     385,516   3,205,669    (222,557)
                      -----------  ----------  ----------   --------  ----------   ----------   ----------  ----------  ----------
  Net realized and
   unrealized gain
   (loss) on
   investments......    2,601,230   4,074,268    (367,014)   (48,731)    134,802     (225,423)   1,421,628   3,316,395    (205,885)
                      -----------  ----------  ----------   --------  ----------   ----------   ----------  ----------  ----------
  Net increase
   (decrease) in net
   assets from
   operations.......  $ 2,954,074  $5,522,221  $   27,047   $ 46,580  $  238,330   $  (72,278)  $2,579,306  $3,208,640  $ (274,421)
                      -----------  ----------  ----------   --------  ----------   ----------   ----------  ----------  ----------
                      -----------  ----------  ----------   --------  ----------   ----------   ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                  SELECT GROWTH                  SELECT GROWTH AND INCOME                SMALL CAP VALUE
                                  SUB-ACCOUNT 7                       SUB-ACCOUNT 8                       SUB-ACCOUNT 9
                         FOR THE YEAR ENDED DECEMBER 31,     FOR THE YEAR ENDED DECEMBER 31,     FOR THE YEAR ENDED DECEMBER 31,
                        ---------------------------------   ----------------------------------   --------------------------------
                           1996        1995       1994         1996        1995        1994         1996       1995       1994
                        ----------  ----------  ---------   ----------  ----------  ----------   ----------  --------  ----------
INVESTMENT INCOME:
  Dividends...........  $1,154,995  $      909  $  13,907   $  713,270  $  332,182  $  209,665   $  273,095  $123,752  $   11,138

EXPENSES (NOTE 4):
  Mortality and
   expense risk
   fees...............      63,265      50,997     36,095       66,237      48,963      37,644       39,343    28,223      15,883
                        ----------  ----------  ---------   ----------  ----------  ----------   ----------  --------  ----------
  Net investment
   income (loss)......   1,091,730     (50,088)   (22,188)     647,033     283,219     172,021      233,752    95,529      (4,745)
                        ----------  ----------  ---------   ----------  ----------  ----------   ----------  --------  ----------

REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Net realized gain
   (loss).............     444,292      67,387     15,084      195,278      68,712      10,373      216,241    35,178      (1,911)
  Net unrealized gain
   (loss).............    (203,667)  1,114,016    (87,571)     506,567   1,034,046    (196,007)     612,764   350,342    (138,299)
                        ----------  ----------  ---------   ----------  ----------  ----------   ----------  --------  ----------
  Net realized and
   unrealized gain
   (loss) on
   investments........     240,625   1,181,403    (72,487)     701,845   1,102,758    (185,634)     829,005   385,520    (140,210)
                        ----------  ----------  ---------   ----------  ----------  ----------   ----------  --------  ----------
  Net increase
   (decrease) in net
   assets from
   operations.........  $1,332,355  $1,131,315  $ (94,675)  $1,348,878  $1,385,977  $  (13,613)  $1,062,757  $481,049  $ (144,955)
                        ----------  ----------  ---------   ----------  ----------  ----------   ----------  --------  ----------
                        ----------  ----------  ---------   ----------  ----------  ----------   ----------  --------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                SELECT INTERNATIONAL EQUITY
                                      SUB-ACCOUNT 11                  SELECT CAPITAL APPRECIATION           VIPF MONEY MARKET
                               FOR THE                                       SUB-ACCOUNT 12                  SUB-ACCOUNT 101
                              YEAR ENDED                             FOR THE                           FOR THE YEAR ENDED DECEMBER
                             DECEMBER 31,                             YEAR                                         31,
                          ------------------    FOR THE PERIOD        ENDED        FOR THE PERIOD      ----------------------------
                            1996      1995    5/4/94* TO 12/31/94   12/31/96    4/28/95* TO 12/31/95     1996      1995      1994
                          --------  --------  -------------------   ---------   --------------------   --------  --------  --------
INVESTMENT INCOME:
  Dividends.............  $124,913  $ 28,461       $  1,381         $  9,311         $   24,495        $120,292  $156,906  $113,645

EXPENSES (NOTE 4):
  Mortality and expense
   risk fees............    34,090    11,453          1,484           24,307              3,057          20,908    24,582    24,557
                          --------  --------       --------         ---------       -----------        --------  --------  --------
  Net investment income
   (loss)...............    90,823    17,008           (103)         (14,996)            21,438          99,384   132,324    89,088
                          --------  --------       --------         ---------       -----------        --------  --------  --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain
   (loss)...............    99,532     3,984           (142)          29,698              1,577           --        --        --
  Net unrealized gain
   (loss)...............   624,842   187,492        (20,162)          42,479            106,054           --        --        --
                          --------  --------       --------         ---------       -----------        --------  --------  --------
  Net realized and
   unrealized gain
   (loss) on
   investments..........   724,374   191,476        (20,304)          72,177            107,631           --        --        --
                          --------  --------       --------         ---------       -----------        --------  --------  --------
  Net increase
   (decrease) in net
   assets from
   operations...........  $815,197  $208,484       $(20,407)        $ 57,181         $  129,069        $ 99,384  $132,324  $ 89,088
                          --------  --------       --------         ---------       -----------        --------  --------  --------
                          --------  --------       --------         ---------       -----------        --------  --------  --------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                             VIPF HIGH INCOME                    VIPF EQUITY-INCOME                        VIPF GROWTH
                             SUB-ACCOUNT 102                       SUB-ACCOUNT 103                       SUB-ACCOUNT 104
                            FOR THE YEAR ENDED                   FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                               DECEMBER 31,                         DECEMBER 31,                          DECEMBER 31,
                    ----------------------------------   -----------------------------------  -------------------------------------
                       1996        1995        1994         1996        1995         1994        1996        1995          1994
                    ----------  ----------  ----------   ----------  -----------  ----------  ----------  -----------  ------------
INVESTMENT INCOME:
  Dividends.......  $  873,222  $  527,909  $  595,097   $2,384,256  $ 2,886,679  $2,322,480  $3,774,817  $   210,037  $  2,037,179

EXPENSES (NOTE 4):
  Mortality and
   expense risk
   fees...........      90,412      75,188      62,457      486,502      395,590     296,761     509,772      424,764       311,684
                    ----------  ----------  ----------   ----------  -----------  ----------  ----------  -----------  ------------
  Net investment
   income
   (loss).........     782,810     452,721     532,640    1,897,754    2,491,089   2,025,719   3,265,045     (214,727)    1,725,495
                    ----------  ----------  ----------   ----------  -----------  ----------  ----------  -----------  ------------

REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Net realized
   gain (loss)....     403,489      65,770      54,603    1,285,708      359,460     142,856   1,452,352      789,394       205,961
  Net unrealized
   gain (loss)....      49,497     936,558    (764,492)   3,673,472    9,834,460    (231,521)  2,500,114   12,592,041    (2,127,245)
                    ----------  ----------  ----------   ----------  -----------  ----------  ----------  -----------  ------------
  Net realized and
   unrealized gain
   (loss) on
   investments....     452,986   1,002,328    (709,889)   4,959,180   10,193,920     (88,665)  3,952,466   13,381,435    (1,921,284)
                    ----------  ----------  ----------   ----------  -----------  ----------  ----------  -----------  ------------
  Net increase
   (decrease) in
   net assets from
   operations.....  $1,235,796  $1,455,049  $ (177,249)  $6,856,934  $12,685,009  $1,937,054  $7,217,511  $13,166,708  $   (195,789)
                    ----------  ----------  ----------   ----------  -----------  ----------  ----------  -----------  ------------
                    ----------  ----------  ----------   ----------  -----------  ----------  ----------  -----------  ------------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                        VIPF OVERSEAS                         VIPF II ASSET MANAGER
                                                       SUB-ACCOUNT 105                           SUB-ACCOUNT 106
                                                      FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                         DECEMBER 31,                  DECEMBER 31,
                                              ----------------------------------   --------------------      FOR THE PERIOD
                                                 1996        1995        1994        1996       1995      5/4/94* TO 12/31/94
                                              ----------  ----------  ----------   --------  ----------   --------------------
INVESTMENT INCOME:
  Dividends.................................  $  446,304  $  129,738  $   69,245   $ 80,333  $   21,513         $    421

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........     167,042     159,261     141,965     11,226      10,599            2,688
                                              ----------  ----------  ----------   --------  ----------         --------
  Net investment income (loss)..............     279,262     (29,523)    (72,720)    69,107      10,914           (2,267)
                                              ----------  ----------  ----------   --------  ----------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................     749,908     304,440     168,454     48,794      13,540              124
  Net unrealized gain (loss)................   1,102,752   1,219,736    (120,715)    41,554     154,558          (21,891)
                                              ----------  ----------  ----------   --------  ----------         --------
  Net realized and unrealized gain (loss) on
   investments..............................   1,852,660   1,524,176      47,739     90,348     168,098          (21,767)
                                              ----------  ----------  ----------   --------  ----------         --------
  Net increase (decrease) in net assets from
   operations...............................  $2,131,922  $1,494,653  $  (24,981)  $159,455  $  179,012         $(24,034)
                                              ----------  ----------  ----------   --------  ----------         --------
                                              ----------  ----------  ----------   --------  ----------         --------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                T. ROWE PRICE INTERNATIONAL       DGPF INTERNATIONAL EQUITY
                                                           STOCK                       SUB-ACCOUNT 207
                                                      SUB-ACCOUNT 150                 FOR THE YEAR ENDED
                                               FOR THE       FOR THE PERIOD              DECEMBER 31,
                                              YEAR ENDED       6/23/95* TO       ----------------------------
                                               12/31/96         12/31/95           1996      1995      1994
                                              ----------   -------------------   --------  --------  --------
INVESTMENT INCOME:
  Dividends.................................   $ 31,594          $    --         $152,182  $ 75,738  $  7,466

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........     11,039            1,301           36,315    28,475    16,641
                                              ----------         -------         --------  --------  --------
  Net investment income (loss)..............     20,555           (1,301)         115,867    47,263    (9,175)
                                              ----------         -------         --------  --------  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................     34,883              (98)         113,363    18,892    11,520
  Net unrealized gain (loss)................    103,877           15,909          490,548   320,817   (15,611)
                                              ----------         -------         --------  --------  --------
  Net realized and unrealized gain (loss) on
   investments..............................    138,760           15,811          603,911   339,709    (4,091)
                                              ----------         -------         --------  --------  --------
  Net increase (decrease) in net assets from
   operations...............................   $159,315          $14,510         $719,778  $386,972  $(13,266)
                                              ----------         -------         --------  --------  --------
                                              ----------         -------         --------  --------  --------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                     GROWTH                       INVESTMENT GRADE INCOME                   MONEY MARKET
                                  SUB-ACCOUNT 1                        SUB-ACCOUNT 2                       SUB-ACCOUNT 3
                             YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                      -------------------------------------  ----------------------------------  ----------------------------------
                         1996         1995         1994         1996        1995        1994        1996        1995        1994
                      -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE)
 IN NET ASSETS:
 FROM OPERATIONS:
  Net investment
   income (loss)....  $ 4,158,491  $ 3,121,429  $ 1,470,487  $  546,979  $  517,263  $  431,192  $  294,754  $  286,850  $  180,124
  Net realized gain
   (loss) on
   investments......      603,156      114,997       43,236        (181)     (8,055)    (44,126)     --          --          --
  Net unrealized
   gain (loss) on
   investments......    1,960,758    5,074,547   (1,707,945)   (291,424)    867,289    (710,225)     --          --          --
                      -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase
   (decrease) in net
   assets from
   operations.......    6,722,405    8,310,973     (194,222)    255,374   1,376,497    (323,159)    294,754     286,850     180,124
                      -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------

 FROM CAPITAL
  TRANSACTIONS:
  Net premiums......    5,044,215    5,348,444    6,198,543   1,542,885   1,777,991   2,301,855   3,687,528   3,733,510   4,928,805
  Terminations......   (1,571,480)    (962,528)    (746,445)   (475,070)   (315,011)   (276,756)   (563,991)   (337,981)   (154,224)
  Other transfers
   from (to) the
   General Account
   of Allmerica
   Financial Life
   Insurance and
   Annuity Company
   (Sponsor)........   (4,085,194)  (2,848,977)  (4,055,993) (1,394,780)   (974,910) (1,566,287) (1,872,826) (3,371,022) (5,809,172)
  Net increase
   (decrease) in net
   assets from
   investment by
   Allmerica
   Financial Life
   Insurance and
   Annuity Company
   (Sponsor)........      --           --           --           --          --          --          --          --          --
                      -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase
   (decrease) in net
   assets from
   capital
   transactions.....     (612,459)   1,536,939    1,396,105    (326,965)    488,070     458,812   1,250,711      24,507  (1,034,591)
                      -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase
   (decrease) in net
   assets...........    6,109,946    9,847,912    1,201,883     (71,591)  1,864,567     135,653   1,545,465     311,357    (854,467)

NET ASSETS:
  Beginning of
   year.............   35,456,716   25,608,804   24,406,921   9,907,988   8,043,421   7,907,768   6,137,424   5,826,067   6,680,534
                      -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
  End of year.......  $41,566,662  $35,456,716  $25,608,804  $9,836,397  $9,907,988  $8,043,421  $7,682,889  $6,137,424  $5,826,067
                      -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
                      -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           EQUITY INDEX                         GOVERNMENT BOND
                                                          SUB-ACCOUNT 4                          SUB-ACCOUNT 5
                                                     YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                              --------------------------------------  -----------------------------------
                                                  1996         1995         1994         1996        1995         1994
                                              ------------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $    352,844  $ 1,447,953  $   394,061  $   95,311  $   103,528  $  153,145
  Net realized gain (loss) on investments...     4,187,907       98,943      139,128     (10,826)     (27,790)   (127,304)
  Net unrealized gain (loss) on
   investments..............................    (1,586,677)   3,975,325     (506,142)    (37,905)     162,592     (98,119)
                                              ------------  -----------  -----------  ----------  -----------  ----------
  Net increase (decrease) in net assets from
   operations...............................     2,954,074    5,522,221       27,047      46,580      238,330     (72,278)
                                              ------------  -----------  -----------  ----------  -----------  ----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................     1,682,234    1,721,701    1,921,153     842,750    1,087,763   2,156,088
  Terminations..............................      (413,060)    (251,519)    (220,185)   (101,929)    (224,574)    (39,422)
  Other transfers from (to) the General
   Account of Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................      (739,624)    (319,428)  (1,226,276)   (960,159)  (1,337,123) (3,997,857)
  Net increase (decrease) in net assets from
   investment by Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................   (11,394,141)     --           --           --          --           --
                                              ------------  -----------  -----------  ----------  -----------  ----------
  Net increase (decrease) in net assets from
   capital transactions.....................   (10,864,591)   1,150,754      474,692    (219,338)    (473,934) (1,881,191)
                                              ------------  -----------  -----------  ----------  -----------  ----------
  Net increase (decrease) in net assets.....    (7,910,517)   6,672,975      501,739    (172,758)    (235,604) (1,953,469)

NET ASSETS:
  Beginning of year.........................    22,020,399   15,347,424   14,845,685   2,056,404    2,292,008   4,245,477
                                              ------------  -----------  -----------  ----------  -----------  ----------
  End of year...............................  $ 14,109,882  $22,020,399  $15,347,424  $1,883,646  $ 2,056,404  $2,292,008
                                              ------------  -----------  -----------  ----------  -----------  ----------
                                              ------------  -----------  -----------  ----------  -----------  ----------

                                                    SELECT AGGRESSIVE GROWTH
                                                         SUB-ACCOUNT 6
                                                    YEAR ENDED DECEMBER 31,
                                              ------------------------------------
                                                 1996         1995         1994
                                              -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $ 1,157,678  $  (107,755) $  (68,536)
  Net realized gain (loss) on investments...    1,036,112      110,726      16,672
  Net unrealized gain (loss) on
   investments..............................      385,516    3,205,669    (222,557)
                                              -----------  -----------  ----------
  Net increase (decrease) in net assets from
   operations...............................    2,579,306    3,208,640    (274,421)
                                              -----------  -----------  ----------
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    3,003,875    2,791,210   3,158,118
  Terminations..............................     (515,815)    (332,835)   (217,838)
  Other transfers from (to) the General
   Account of Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................     (860,510)    (703,235)    967,628
  Net increase (decrease) in net assets from
   investment by Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................      --           --           --
                                              -----------  -----------  ----------
  Net increase (decrease) in net assets from
   capital transactions.....................    1,627,550    1,755,140   3,907,908
                                              -----------  -----------  ----------
  Net increase (decrease) in net assets.....    4,206,856    4,963,780   3,633,487
NET ASSETS:
  Beginning of year.........................   14,381,010    9,417,230   5,783,743
                                              -----------  -----------  ----------
  End of year...............................  $18,587,866  $14,381,010  $9,417,230
                                              -----------  -----------  ----------
                                              -----------  -----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                SELECT GROWTH                  SELECT GROWTH AND INCOME                SMALL CAP VALUE
                                SUB-ACCOUNT 7                       SUB-ACCOUNT 8                       SUB-ACCOUNT 9
                           YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                      ----------------------------------  ----------------------------------  ----------------------------------
                         1996        1995        1994        1996        1995        1994        1996        1995        1994
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE)
 IN NET ASSETS:
 FROM OPERATIONS:
  Net investment
   income (loss)....  $1,091,730  $  (50,088) $  (22,188) $  647,033  $  283,219  $  172,021  $  233,752  $   95,529  $   (4,745)
  Net realized gain
   (loss) on
   investments......     444,292      67,387      15,084     195,278      68,712      10,373     216,241      35,178      (1,911)
  Net unrealized
   gain (loss) on
   investments......    (203,667)  1,114,016     (87,571)    506,567   1,034,046    (196,007)    612,764     350,342    (138,299)
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase
   (decrease) in net
   assets from
   operations.......   1,332,355   1,131,315     (94,675)  1,348,878   1,385,977     (13,613)  1,062,757     481,049    (144,955)
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

 FROM CAPITAL
  TRANSACTIONS:
  Net premiums......   1,147,398   1,207,487   1,506,265   1,132,705   1,173,049   1,435,394     738,397     728,709     768,133
  Terminations......    (206,706)   (185,136)    (67,997)   (149,501)   (161,150)   (102,727)   (141,088)    (66,720)    (15,056)
  Other transfers
   from (to) the
   General Account
   of Allmerica
   Financial Life
   Insurance and
   Annuity Company
   (Sponsor)........    (447,763)   (535,607)   (517,387)   (401,850)   (567,886)    (56,409)     (2,000)     38,711     977,932
  Net increase
   (decrease) in net
   assets from
   investment by
   Allmerica
   Financial Life
   Insurance and
   Annuity Company
   (Sponsor)........      --          --          --          --          --          --          --          --          --
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase
   (decrease) in net
   assets from
   capital
   transactions.....     492,929     486,744     920,881     581,354     444,013   1,276,258     595,309     700,700   1,731,009
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase
   (decrease) in net
   assets...........   1,825,284   1,618,059     826,206   1,930,232   1,829,990   1,262,645   1,658,066   1,181,749   1,586,054

NET ASSETS:
  Beginning of
   year.............   6,222,081   4,604,022   3,777,816   6,491,749   4,661,759   3,399,114   3,712,077   2,530,328     944,274
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  End of year.......  $8,047,365  $6,222,081  $4,604,022  $8,421,981  $6,491,749  $4,661,759  $5,370,143  $3,712,077  $2,530,328
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    SELECT INTERNATIONAL EQUITY
                                                          SUB-ACCOUNT 11                      SELECT CAPITAL APPRECIATION
                                                  YEAR ENDED                                        SUB-ACCOUNT 12
                                            ----------------------      PERIOD FROM       YEAR ENDED         PERIOD FROM
                                               1996        1995     5/4/94* TO 12/31/94    12/31/96     4/28/95* TO 12/31/95
                                            ----------  ----------  -------------------   -----------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)............  $   90,823  $   17,008       $   (103)        $  (14,996)         $   21,438
  Net realized gain (loss) on
   investments............................      99,532       3,984           (142)            29,698               1,577
  Net unrealized gain (loss) on
   investments............................     624,842     187,492        (20,162)            42,479             106,054
                                            ----------  ----------       --------         -----------        -----------
  Net increase (decrease) in net assets
   from operations........................     815,197     208,484        (20,407)            57,181             129,069
                                            ----------  ----------       --------         -----------        -----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums............................     827,029     370,401        179,090            721,364             139,022
  Terminations............................     (75,751)    (16,371)        (6,006)           (55,631)             (2,350)
  Other transfers from (to) the General
   Account of Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)..............................   2,288,642     942,142        491,164          1,953,211           1,021,228
  Net increase (decrease) in net assets
   from investment by Allmerica Financial
   Life Insurance and Annuity Company
   (Sponsor)..............................        (133)     --                100               (295)                200
                                            ----------  ----------       --------         -----------        -----------
  Net increase (decrease) in net assets
   from capital transactions..............   3,039,787   1,296,172        664,348          2,618,649           1,158,100
                                            ----------  ----------       --------         -----------        -----------
  Net increase (decrease) in net assets...   3,854,984   1,504,656        643,941          2,675,830           1,287,169

NET ASSETS:
  Beginning of year.......................   2,148,597     643,941       --                1,287,169           --
                                            ----------  ----------       --------         -----------        -----------
  End of year.............................  $6,003,581  $2,148,597       $643,941         $3,962,999          $1,287,169
                                            ----------  ----------       --------         -----------        -----------
                                            ----------  ----------       --------         -----------        -----------

                                                    VIPF MONEY MARKET
                                                     SUB-ACCOUNT 101
                                                 YEAR ENDED DECEMBER 31,
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)............  $   99,384  $  132,324  $   89,088
  Net realized gain (loss) on
   investments............................      --          --          --
  Net unrealized gain (loss) on
   investments............................      --          --          --
                                            ----------  ----------  ----------
  Net increase (decrease) in net assets
   from operations........................      99,384     132,324      89,088
                                            ----------  ----------  ----------
 FROM CAPITAL TRANSACTIONS:
  Net premiums............................     549,667     810,746   1,070,685
  Terminations............................     (95,420)   (122,754)    (89,552)
  Other transfers from (to) the General
   Account of Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)..............................    (799,718)   (670,797) (1,127,373)
  Net increase (decrease) in net assets
   from investment by Allmerica Financial
   Life Insurance and Annuity Company
   (Sponsor)..............................      --          --          --
                                            ----------  ----------  ----------
  Net increase (decrease) in net assets
   from capital transactions..............    (345,471)     17,195    (146,240)
                                            ----------  ----------  ----------
  Net increase (decrease) in net assets...    (246,087)    149,519     (57,152)
NET ASSETS:
  Beginning of year.......................   2,715,691   2,566,172   2,623,324
                                            ----------  ----------  ----------
  End of year.............................  $2,469,604  $2,715,691  $2,566,172
                                            ----------  ----------  ----------
                                            ----------  ----------  ----------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       VIPF HIGH INCOME                     VIPF EQUITY-INCOME
                                                        SUB-ACCOUNT 102                       SUB-ACCOUNT 103
                                                    YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                              -----------------------------------  -------------------------------------
                                                 1996         1995        1994        1996         1995         1994
                                              -----------  ----------  ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $   782,810  $  452,721  $  532,640  $ 1,897,754  $ 2,491,089  $ 2,025,719
  Net realized gain (loss) on investments...      403,489      65,770      54,603    1,285,708      359,460      142,856
  Net unrealized gain (loss) on
   investments..............................       49,497     936,558    (764,492)   3,673,472    9,834,460     (231,521)
                                              -----------  ----------  ----------  -----------  -----------  -----------
  Net increase (decrease) in net assets from
   operations...............................    1,235,796   1,455,049    (177,249)   6,856,934   12,685,009    1,937,054
                                              -----------  ----------  ----------  -----------  -----------  -----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    1,503,725   1,606,889   1,750,959    6,476,408    6,706,020    7,271,670
  Terminations..............................     (444,581)   (460,673)   (265,758)  (1,997,718)  (1,591,639)  (1,104,770)
  Other transfers from (to) the General
   Account of Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................     (751,223)   (525,638)   (398,451)  (5,426,811)  (2,204,684)  (1,533,560)
  Net increase (decrease) in net assets from
   investment by Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................      --           --          --          --           --           --
                                              -----------  ----------  ----------  -----------  -----------  -----------
  Net increase (decrease) in net assets from
   capital transactions.....................      307,921     620,578   1,086,750     (948,121)   2,909,697    4,633,340
                                              -----------  ----------  ----------  -----------  -----------  -----------
  Net increase (decrease) in net assets.....    1,543,717   2,075,627     909,501    5,908,813   15,594,706    6,570,394

NET ASSETS:
  Beginning of year.........................    9,267,455   7,191,828   6,282,327   51,660,962   36,066,256   29,495,862
                                              -----------  ----------  ----------  -----------  -----------  -----------
  End of year...............................  $10,811,172  $9,267,455  $7,191,828  $57,569,775  $51,660,962  $36,066,256
                                              -----------  ----------  ----------  -----------  -----------  -----------
                                              -----------  ----------  ----------  -----------  -----------  -----------

                                                           VIPF GROWTH
                                                         SUB-ACCOUNT 104
                                                     YEAR ENDED DECEMBER 31,
                                              -------------------------------------
                                                 1996         1995         1994
                                              -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $ 3,265,045  $  (214,727) $ 1,725,495
  Net realized gain (loss) on investments...    1,452,352      789,394      205,961
  Net unrealized gain (loss) on
   investments..............................    2,500,114   12,592,041   (2,127,245)
                                              -----------  -----------  -----------
  Net increase (decrease) in net assets from
   operations...............................    7,217,511   13,166,708     (195,789)
                                              -----------  -----------  -----------
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    7,257,203    7,347,859    8,139,087
  Terminations..............................   (2,245,667)  (2,006,847)  (1,203,773)
  Other transfers from (to) the General
   Account of Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................   (5,297,396)  (3,680,153)  (2,222,672)
  Net increase (decrease) in net assets from
   investment by Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................      --           --           --
                                              -----------  -----------  -----------
  Net increase (decrease) in net assets from
   capital transactions.....................     (285,860)   1,660,859    4,712,642
                                              -----------  -----------  -----------
  Net increase (decrease) in net assets.....    6,931,651   14,827,567    4,516,853
NET ASSETS:
  Beginning of year.........................   52,409,334   37,581,767   33,064,914
                                              -----------  -----------  -----------
  End of year...............................  $59,340,985  $52,409,334  $37,581,767
                                              -----------  -----------  -----------
                                              -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                VIPF II ASSET MANAGER
                                                          VIPF OVERSEAS                            SUB-ACCOUNT 106
                                                         SUB-ACCOUNT 105                   YEAR ENDED
                                                     YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                              -------------------------------------  ----------------------      PERIOD FROM
                                                 1996         1995         1994         1996        1995     5/4/94* TO 12/31/94
                                              -----------  -----------  -----------  ----------  ----------  --------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $   279,262  $   (29,523) $   (72,720) $   69,107  $   10,914        $ (2,267)
  Net realized gain (loss) on investments...      749,908      304,440      168,454      48,794      13,540             124
  Net unrealized gain (loss) on
   investments..............................    1,102,752    1,219,736     (120,715)     41,554     154,558         (21,891)
                                              -----------  -----------  -----------  ----------  ----------        --------
  Net increase (decrease) in net assets from
   operations...............................    2,131,922    1,494,653      (24,981)    159,455     179,012         (24,034)
                                              -----------  -----------  -----------  ----------  ----------        --------

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    2,712,879    3,368,247    3,985,517     192,790     258,611         224,497
  Terminations..............................     (723,134)    (687,516)    (488,309)    (42,364)    (19,023)         (1,887)
  Other transfers from (to) the General
   Account of Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................   (3,984,757)  (2,809,853)     719,983    (277,310)    (47,087)        683,055
  Net increase (decrease) in net assets from
   investment by Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................      --           --           --             (130)     --                 100
                                              -----------  -----------  -----------  ----------  ----------        --------
  Net increase (decrease) in net assets from
   capital transactions.....................   (1,995,012)    (129,122)   4,217,191    (127,014)    192,501         905,765
                                              -----------  -----------  -----------  ----------  ----------        --------
  Net increase (decrease) in net assets.....      136,910    1,365,531    4,192,210      32,441     371,513         881,731

NET ASSETS:
  Beginning of year.........................   18,272,463   16,906,932   12,714,722   1,253,244     881,731        --
                                              -----------  -----------  -----------  ----------  ----------        --------
  End of year...............................  $18,409,373  $18,272,463  $16,906,932  $1,285,685  $1,253,244        $881,731
                                              -----------  -----------  -----------  ----------  ----------        --------
                                              -----------  -----------  -----------  ----------  ----------        --------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               T. ROWE PRICE INTERNATIONAL
                                                          STOCK                   DGPF INTERNATIONAL EQUITY
                                                     SUB-ACCOUNT 150                   SUB-ACCOUNT 207
                                                             PERIOD FROM           YEAR ENDED DECEMBER 31,
                                              YEAR ENDED     6/23/95* TO      ----------------------------------
                                               12/31/96       12/31/95           1996        1995        1994
                                              ----------  -----------------   ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $  20,555       $ (1,301)       $  115,867  $   47,263  $   (9,175)
  Net realized gain (loss) on investments...     34,883            (98)          113,363      18,892      11,520
  Net unrealized gain (loss) on
   investments..............................    103,877         15,909           490,548     320,817     (15,611)
                                              ----------      --------        ----------  ----------  ----------
  Net increase (decrease) in net assets from
   operations...............................    159,315         14,510           719,778     386,972     (13,266)
                                              ----------      --------        ----------  ----------  ----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    262,590         42,650           717,027     788,037     727,371
  Terminations..............................    (39,469 )         (453)         (164,140)    (60,216)    (36,179)
  Other transfers from (to) the General
   Account of Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................  1,164,461        472,852           (57,695)   (205,595)  1,016,545
  Net increase (decrease) in net assets from
   investment by Allmerica Financial Life
   Insurance and Annuity Company
   (Sponsor)................................     --            --                 --          --          --
                                              ----------      --------        ----------  ----------  ----------
  Net increase (decrease) in net assets from
   capital transactions.....................  1,387,582        515,049           495,192     522,226   1,707,737
                                              ----------      --------        ----------  ----------  ----------
  Net increase (decrease) in net assets.....  1,546,897        529,559         1,214,970     909,198   1,694,471

NET ASSETS:
  Beginning of year.........................    529,559        --              3,555,033   2,645,835     951,364
                                              ----------      --------        ----------  ----------  ----------
  End of year...............................  $2,076,456      $529,559        $4,770,003  $3,555,033  $2,645,835
                                              ----------      --------        ----------  ----------  ----------
                                              ----------      --------        ----------  ----------  ----------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                        APPENDIX A -- OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent. The following supplemental benefits are available for issue under the Policies for an additional charge.

WAIVER OF PREMIUM RIDER

    This rider provides that during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

    This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER

    This rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

    This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE TO TERM INSURANCE RIDER


    This rider allows a Policy Owner which is a corporation or corporate grantor trust to exchange the Policy prior to the third Policy anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Policy Owner. This rider may not be available in all states.

                         APPENDIX B -- PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

- the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or

- the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Variable Account.

Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

       (1) upon the death of the payee, with no further payments due (Life Annuity), or

       (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund),

       (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. Payments will not continue, however, after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

       (1) in the same amount as the original amount;

       (2) in an amount equal to two-thirds of the original amount; or

       (3) in an amount equal to one-half-half of the original amount.

         Payments under Option E are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50.

Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds becomes payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

           APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The following tables illustrate the way in which the Policy's Sum Insured and Policy Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the VEL Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the VEL Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Policy Value, and the daily charge against the VEL Account for mortality and expense risks equivalent to an effective annual rate of 0.65% of the average daily value of the assets in the VEL Account attributable to the Policies. The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary, and in 1996 ranged from an annual rate of 0.36% to an annual rate of 1.35% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

EXPENSES OF THE UNDERLYING FUNDS

Under its Management Agreement with the Trust, Allmerica Investments has declared a voluntary expense limitation of 1.50% of average net average assets for the Select International Equity Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund, 0.60% for the Money Market Fund, 0.60% for the Equity Index Fund, 1.00% for the Government Bond Fund, 1.35% for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, and 1.25% for the Small-Mid Cap Value Fund. FMR has voluntarily agreed to temporarily limit the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income, Growth and Overseas Portfolios to an annual rate of 1.50%, and of the High Income Portfolio to an annual rate of 1.00%, and of the Asset Manager Portfolio to an annual rate of 1.25%, of each Portfolio's average net assets. The total operating expenses of the Portfolios of Fidelity VIP and Fidelity VIP II were less than their respective caps in 1996. Delaware International has agreed voluntarily to waive its management fees and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the average daily net assets. In 1996 the expenses of the Underlying Funds did not exceed their respective caps.

NET ANNUAL RATES OF INVESTMENT

Taking into account the 0.65% charge to the VEL Account and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.50%, 4.50% and 10.50%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the VEL Account since no charges are currently made. If in the future, however, such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        VARIABLE EXCEPTIONAL LIFE POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

            PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            PAID PLUS        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           INTEREST AT  ---------------------------------  ---------------------------------  ---------------------------------
 POLICY        5%        SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------
    1           4,410          193       3,536    250,000         423       3,766    250,000         654       3,996    250,000
    2           9,040        3,651       6,994    250,000       4,334       7,677    250,000       5,045       8,388    250,000
    3          13,903        7,030      10,373    250,000       8,394      11,737    250,000       9,872      13,215    250,000
    4          19,008       10,461      13,670    250,000      12,741      15,950    250,000      15,312      18,521    250,000
    5          24,368       14,077      16,885    250,000      17,515      20,323    250,000      21,551      24,359    250,000

    6          29,996       17,610      20,017    250,000      22,456      24,863    250,000      28,378      30,785    250,000
    7          35,906       21,052      23,058    250,000      27,562      29,568    250,000      35,850      37,856    250,000
    8          42,112       24,405      26,010    250,000      32,844      34,449    250,000      44,040      45,645    250,000
    9          48,627       27,667      28,870    250,000      38,309      39,512    250,000      53,027      54,231    250,000
   10          55,469       30,833      31,635    250,000      43,961      44,763    250,000      62,898      63,700    250,000

   11          62,652       34,300      34,300    250,000      50,208      50,208    250,000      74,149      74,149    250,000
   12          70,195       36,830      36,830    250,000      55,824      55,824    250,000      85,663      85,663    250,000
   13          78,114       39,221      39,221    250,000      61,618      61,618    250,000      98,365      98,365    250,000
   14          86,430       41,476      41,476    250,000      67,606      67,606    250,000     112,404     112,404    250,000
   15          95,161       43,586      43,586    250,000      73,793      73,793    250,000     127,936     127,936    250,000

   16         104,330       45,538      45,538    250,000      80,183      80,183    250,000     145,142     145,142    250,000
   17         113,956       47,354      47,354    250,000      86,812      86,812    250,000     164,247     164,247    250,000
   18         124,064       49,022      49,022    250,000      93,687      93,687    250,000     185,488     185,488    250,000
   19         134,677       50,527      50,527    250,000     100,819     100,819    250,000     209,122     209,122    259,312
   20         145,820       51,854      51,854    250,000     108,219     108,219    250,000     235,257     235,257    287,013

 Age 60        95,161       43,586      43,586    250,000      73,793      73,793    250,000     127,936     127,936    250,000
 Age 65       142,820       51,854      51,854    250,000     108,219     108,219    250,000     235,257     235,257    287,013
 Age 70       210,477       54,865      54,865    250,000     149,669     149,669    250,000     412,104     412,104    478,041
 Age 75       292,995       49,603      49,603    250,000     201,650     201,650    250,000     701,510     701,510    750,616

Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        VARIABLE EXCEPTIONAL LIFE POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

            PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            PAID PLUS        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           INTEREST AT  ---------------------------------  ---------------------------------  ---------------------------------
 POLICY        5%        SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------
    1           4,410            0       3,201    250,000          77       3,420    250,000         297       3,640    250,000
    2           9,040        2,963       6,306    250,000       3,604       6,946    250,000       4,271       7,614    250,000
    3          13,903        5,971       9,314    250,000       7,239      10,581    250,000       8,614      11,957    250,000
    4          19,008        9,009      12,218    250,000      11,114      14,323    250,000      13,493      16,702    250,000
    5          24,368       12,210      15,018    250,000      15,368      18,176    250,000      19,085      21,893    250,000

    6          29,996       15,303      17,710    250,000      19,735      22,142    250,000      25,169      27,576    250,000
    7          35,906       18,275      20,281    250,000      24,208      26,214    250,000      31,790      33,795    250,000
    8          42,112       21,118      22,723    250,000      28,783      30,388    250,000      38,999      40,604    250,000
    9          48,627       23,819      25,023    250,000      33,455      34,658    250,000      46,856      48,059    250,000
   10          55,469       26,365      27,167    250,000      38,215      39,018    250,000      55,424      56,227    250,000

   11          62,652       29,148      29,148    250,000      43,465      43,465    250,000      65,187      65,187    250,000
   12          70,195       30,956      30,956    250,000      48,000      48,000    250,000      75,034      75,034    250,000
   13          78,114       32,582      32,582    250,000      52,620      52,620    250,000      85,872      85,872    250,000
   14          86,430       34,019      34,019    250,000      57,327      57,327    250,000      97,827      97,827    250,000
   15          95,161       35,253      35,253    250,000      62,122      62,122    250,000     111,040     111,040    250,000

   16         104,330       36,259      36,259    250,000      66,992      66,992    250,000     125,665     125,665    250,000
   17         113,956       37,015      37,015    250,000      71,929      71,929    250,000     141,891     141,891    250,000
   18         124,064       37,485      37,485    250,000      76,919      76,919    250,000     159,930     159,930    250,000
   19         134,677       37,621      37,621    250,000      81,937      81,937    250,000     180,037     180,037    250,000
   20         145,820       37,381      37,381    250,000      86,969      86,969    250,000     202,524     202,524    250,000

 Age 60        95,161       35,253      35,253    250,000      62,122      62,122    250,000     111,040     111,040    250,000
 Age 65       142,820       37,381      37,381    250,000      86,969      86,969    250,000     202,524     202,524    250,000
 Age 70       210,477       29,094      29,094    250,000     112,109     112,109    250,000     355,310     355,310    412,160
 Age 75       292,995        1,229       1,229    250,000     135,915     135,915    250,000     602,932     602,932    645,137

Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        VARIABLE EXCEPTIONAL LIFE POLICY

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

            PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            PAID PLUS        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            INTEREST    ---------------------------------  ---------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------
    1           1,470          406       1,233     76,233         484       1,311     76,311         563       1,390     76,390
    2           3,014        1,620       2,447     77,447       1,854       2,681     77,681       2,098       2,925     77,925
    3           4,634        2,816       3,643     78,643       3,286       4,113     79,113       3,795       4,622     79,622
    4           6,336        4,026       4,820     79,820       4,815       5,609     80,609       5,703       6,497     81,497
    5           8,123        5,283       5,978     80,978       6,475       7,170     82,170       7,872       8,567     83,567

    6           9,999        6,521       7,116     82,116       8,205       8,800     83,800      10,258      10,854     85,854
    7          11,969        7,739       8,235     83,235      10,005      10,501     85,501      12,882      13,379     88,379
    8          14,037        8,937       9,334     84,334      11,879      12,276     87,276      15,770      16,167     91,167
    9          16,209       10,114      10,412     85,412      13,829      14,127     89,127      18,946      19,244     94,244
   10          18,490       11,270      11,468     86,468      15,858      16,057     91,057      22,443      22,641     97,641

   11          20,884       12,504      12,504     87,504      18,069      18,069     93,069      26,392      26,392    101,392
   12          23,398       13,517      13,517     88,517      20,165      20,165     95,165      30,531      30,531    105,531
   13          26,038       14,508      14,508     89,508      22,350      22,350     97,350      35,102      35,102    110,102
   14          28,810       15,477      15,477     90,477      24,626      24,626     99,626      40,147      40,147    115,147
   15          31,720       16,423      16,423     91,423      26,998      26,998    101,998      45,718      45,718    120,718

   16          34,777       17,346      17,346     92,346      29,468      29,468    104,468      51,868      51,868    126,868
   17          37,985       18,244      18,244     93,244      32,041      32,041    107,041      58,659      58,659    133,659
   18          41,355       19,118      19,118     94,118      34,719      34,719    109,719      66,156      66,156    141,156
   19          44,892       19,967      19,967     94,967      37,507      37,507    112,507      74,435      74,435    149,435
   20          48,607       20,790      20,790     95,790      40,409      40,409    115,409      83,575      83,575    159,629

 Age 60        97,665       27,181      27,181    102,181      76,397      76,397    151,397     247,354     247,354    331,454
 Age 65       132,771       28,533      28,533    103,533      99,635      99,635    174,635     413,827     413,827    504,869
 Age 70       177,576       27,884      27,884    102,884     126,545     126,545    201,545     685,427     685,427    795,095
 Age 75       234,759       24,205      24,205     99,205     156,689     156,689    231,689   1,129,869   1,129,869  1,208,960

Assumes a $1,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        VARIABLE EXCEPTIONAL LIFE POLICY

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES


            PREMIUMS              HYPOTHETICAL 0%                     HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            PAID PLUS         GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  ---------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------
    1           1,470          362       1,189      76,189          439       1,266     76,266         516       1,343     76,343
    2           3,014        1,532       2,359      77,359        1,761       2,588     77,588       1,999       2,826     77,826
    3           4,634        2,683       3,511      78,511        3,141       3,968     78,968       3,637       4,464     79,464
    4           6,336        3,849       4,643      79,643        4,615       5,409     80,409       5,478       6,272     81,272
    5           8,123        5,059       5,754      80,754        6,215       6,910     81,910       7,571       8,266     83,266

    6           9,999        6,249       6,844      81,844        7,880       8,475     83,475       9,870      10,466     85,466
    7          11,969        7,416       7,913      82,913        9,610      10,106     85,106      12,396      12,892     87,892
    8          14,037        8,562       8,959      83,959       11,407      11,804     86,804      15,171      15,568     90,568
    9          16,209        9,683       9,981      84,981       13,272      13,569     88,569      18,219      18,516     93,516
   10          18,490       10,779      10,978      85,978       15,207      15,406     90,406      21,568      21,767     96,767

   11          20,884       11,950      11,950      86,950       17,315      17,315     92,315      25,349      25,349    100,349
   12          23,398       12,894      12,894      87,894       19,298      19,298     94,298      29,298      29,298    104,298
   13          26,038       13,813      13,813      88,813       21,359      21,359     96,359      33,651      33,651    108,651
   14          28,810       14,704      14,704      89,704       23,499      23,499     98,499      38,449      38,449    113,449
   15          31,720       15,567      15,567      90,567       25,722      25,722    100,722      43,740      43,740    118,740

   16          34,777       16,399      16,399      91,399       28,028      28,028    103,028      49,572      49,572    124,572
   17          37,985       17,201      17,201      92,201       30,421      30,421    105,421      56,002      56,002    131,002
   18          41,355       17,972      17,972      92,972       32,903      32,903    107,903      63,092      63,092    138,092
   19          44,892       18,708      18,708      93,708       35,475      35,475    110,475      70,909      70,909    145,909
   20          48,607       19,410      19,410      94,410       38,140      38,140    113,140      79,529      79,529    154,529

 Age 60        97,665       23,764      23,764      98,764       69,954      69,954    144,954     232,642     232,642    311,740
 Age 65       132,771       23,127      23,127      98,127       89,018      89,018    164,018     386,691     386,691    471,764
 Age 70       177,576       19,005      19,005      94,005      108,826     108,826    183,826     635,074     635,074    736,686
 Age 75       234,759        9,309       9,309      84,309      126,909     126,909    201,909   1,037,284   1,037,284  1,112,284



Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.



Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                         VARIABLE EXCEPTIONAL LIFE PLUS

                                                        UNISEX NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES

             PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                HYPOTHETICAL 12%
             PAID PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
             INTEREST    -----------------------------------  -----------------------------------  ------------------------
CERTIFICATE    AT 5%      SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE
   YEAR      PER YEAR       VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT      VALUE        VALUE
----------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------
    1           13,818        8,756       12,198     250,000       9,514       12,956     250,000      10,272       13,714
    2           28,327       20,760       24,202     250,000      23,044       26,486     250,000      25,420       28,862
    3           43,561       32,576       36,018     250,000      31,179       40,621     250,000      42,159       45,601
    4           59,557       44,341       47,646     250,000      52,083       55,388     250,000      60,797       64,102
    5           76,353       56,199       59,091     250,000      67,930       70,822     250,000      81,668       84,560

    6           93,989       67,878       70,357     250,000      84,478       86,957     250,000     104,648      107,127
    7          112,506       79,380       81,445     250,000     101,719      103,784     269,838     129,860      131,925
    8          131,950       90,707       92,359     250,000     119,614      121,266     305,590     157,520      159,172
    9          152,365      101,852      103,091     251,541     138,187      139,426     340,199     187,866      189,105
    10         173,801      113,588      113,588     269,204     158,280      158,280     375,124     221,977      221,977

    11         196,309      123,853      123,853     284,863     177,850      177,850     409,055     258,067      258,067
    12         219,943      133,865      133,865     298,518     198,122      198,122     441,813     297,629      297,629
    13         244,758      143,623      143,623     310,226     219,115      219,115     473,289     340,985      340,985
    14         270,814      153,132      153,132     321,577     240,850      240,850     505,784     388,489      388,489
    15         298,173      162,390      162,390     331,276     263,338      263,338     537,210     440,515      440,515

    16         326,899      171,385      171,385     341,056     286,576      286,576     570,287     497,436      497,436
    17         357,062      180,158      180,158     347,704     310,646      310,646     599,547     559,814      559,814
    18         388,733      188,695      188,695     354,747     335,545      335,545     630,825     628,110      628,110
    19         421,988      196,998      196,998     360,507     361,291      361,291     661,163     702,861      702,861
    20         456,905      205,070      205,070     365,024     387,906      387,906     690,473     784,661      784,661

  Age 60       298,173      162,390      162,390     331,276     263,338      263,338     537,210     440,515      440,515
  Age 65       456,905      205,070      205,070     365,024     387,906      387,906     690,473     784,661      784,661
  Age 70       659,493      241,527      241,527     381,613     533,607      533,607     843,099   1,321,111    1,321,111
  Age 75       918,052      271,856      271,856     386,036     701,774      701,774     996,520   2,149,046    2,149,046


CERTIFICAT    DEATH
   YEAR      BENEFIT
----------  ---------
    1         250,000
    2         250,000
    3         250,000
    4         250,000
    5         250,000
    6         287,100
    7         343,004
    8         401,112
    9         461,417
    10        526,086
    11        593,553
    12        663,712
    13        736,527
    14        815,827
    15        898,651
    16        989,897
    17      1,080,441
    18      1,180,847
    19      1,286,236
    20      1,396,697
  Age 60      898,651
  Age 65    1,396,697
  Age 70    2,087,355
  Age 75    3,051,645

(1) Assumes a $13,160 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                         VARIABLE EXCEPTIONAL LIFE PLUS

                                                        UNISEX NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES

             PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                HYPOTHETICAL 12%
             PAID PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
             INTEREST    -----------------------------------  -----------------------------------  ------------------------
CERTIFICATE    AT 5%      SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE
   YEAR      PER YEAR       VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT      VALUE        VALUE
----------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------
    1           13,818        8,432       11,874     250,000       9,180       12,622     250,000       9,929       13,371
    2           28,327       20,110       23,552     250,000      22,356       25,798     250,000      24,692       28,134
    3           43,561       31,596       35,038     250,000      36,114       39,556     250,000      41,004       44,446
    4           59,557       43,027       46,332     250,000      50,620       53,925     250,000      59,171       62,476
    5           76,353       54,549       57,441     250,000      66,051       68,943     250,000      79,531       82,423

    6           93,989       65,889       68,368     250,000      82,166       84,645     250,000     101,945      104,424
    7          112,506       77,047       79,112     250,000      98,961      101,026     262,669     126,438      128,503
    8          131,950       88,023       89,675     250,000     116,315      117,967     297,277     153,192      154,844
    9          152,365       98,819      100,058     250,000     134,235      135,474     330,556     182,400      183,639
    10         173,801      110,164      110,164     261,088     153,540      153,540     363,891     215,084      215,084

    11         196,309      119,977      119,977     275,947     172,175      172,175     396,003     249,407      249,407
    12         219,943      129,500      129,500     288,785     191,387      191,387     426,792     286,857      286,857
    13         244,758      138,737      138,737     299,672     211,186      211,186     456,163     327,706      327,706
    14         270,814      147,683      147,683     310,134     231,570      231,570     486,298     372,228      372,228
    15         298,173      156,342      156,342     318,938     252,549      252,549     515,200     420,739      420,739

    16         326,899      164,692      164,692     327,737     274,086      274,086     545,432     473,501      473,501
    17         357,062      172,754      172,754     333,415     296,217      296,217     571,698     530,918      530,918
    18         388,733      180,501      180,501     339,342     318,890      318,890     599,513     593,276      593,276
    19         421,988      187,924      187,924     343,900     342,080      342,380     626,007     660,918      660,918
    20         456,905      195,021      195,021     347,138     365,775      365,775     651,080     734,235      734,235

  Age 60       298,173      156,342      156,342     318,938     252,549      252,549     515,200     420,739      420,739
  Age 65       456,905      195,021      195,021     347,138     365,775      365,775     651,080     734,235      734,235
  Age 70       659,493      225,530      225,530     356,337     490,936      490,936     775,678   1,200,581    1,200,581
  Age 75       918,052      247,861      247,861     351,963     624,920      624,920     887,386   1,879,156    1,879,156


CERTIFICAT    DEATH
   YEAR      BENEFIT
----------  ---------
    1         250,000
    2         250,000
    3         250,000
    4         250,000
    5         250,000
    6         279,857
    7         334,109
    8         390,206
    9         448,079
    10        509,749
    11        573,637
    12        639,690
    13        707,845
    14        781,678
    15        858,307
    16        942,266
    17      1,024,673
    18      1,115,359
    19      1,209,479
    20      1,306,939
  Age 60      858,307
  Age 65    1,306,939
  Age 70    1,896,918
  Age 75    2,668,401

(1) Assumes a $13,160 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to $8.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium. The maximum surrender charge for an increase in Face Amount is $8.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:


Maximum surrender charge = (8.5 X     Face Amount ) + (0.3 X Guideline Annual Premium)
                                     ------------
                                         1000


In accordance with limitations under state insurance regulations, the amount of the maximum surrender charges at certain Ages will not exceed a specified amount per $1,000 of initial Face Amount (or increase in Face Amount) as shown below.

The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

   Age at                                     Age at
  issue or        Unisex        Unisex       issue or        Unisex        Unisex
  increase       Nonsmoker      Smoker       increase       Nonsmoker      Smoker
-------------  -------------  -----------  -------------  -------------  -----------
          0                         7.53            41          12.88         14.18
          1                         7.54            42          13.08         14.46
          2                         7.66            43          13.30         14.75
          3                         7.79            44          13.53         15.05
          4                         7.93            45          13.77         15.37
          5                         8.08            46          14.03         15.71
          6                         8.24            47          14.31         16.07
          7                         8.40            48          14.60         16.45
          8                         8.57            49          14.91         16.85
          9                         8.76            50          15.24         17.27
         10                         8.96            51          15.59         17.72
         11                         9.16            52          15.97         18.20
         12                         9.38            53          16.37         18.70
         13                         9.60            54          16.80         19.23
         14                         9.83            55          17.25         19.80
         15                        10.07            56          17.73         20.39
         16                        10.30            57          18.25         21.01
         17                        10.53            58          18.80         21.68
         18           9.91         10.77            59          19.39         22.38
         19          10.06         10.84            60          20.02         23.14
         20          10.22          0.92            61          20.70         23.94
         21          10.39         10.99            62          21.42         24.79
         22          10.57         11.08            63          22.20         25.70
         23          10.64         11.16            64          23.04         26.66
         24          10.71         11.26            65          23.93         27.67
         25          10.78         11.36            66          24.88         28.74

            MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT (Continued)
   Age at                                     Age at
  issue or        Unisex        Unisex       issue or        Unisex        Unisex
  increase       Nonsmoker      Smoker       increase       Nonsmoker      Smoker
-------------  -------------  -----------  -------------  -------------  -----------
         26          10.86         11.46            67          25.90         29.87
         27          10.95         11.58            68          27.00         31.07
         28          11.04         11.70            69          28.18         32.35
         29          11.14         11.83            70          29.46         33.73
         30          11.24         11.97            71          30.85         35.21
         31          11.35         12.12            72          32.33         36.79
         32          11.47         12.28            73          33.94         38.48
         33          11.59         12.44            74          35.66         40.26
         34          11.72         12.62            75          37.50         42.14
         35          11.86         12.81            76          39.46         44.11
         36          12.01         13.01            77          41.56         45.84
         37          12.16         13.22            78          43.82         45.59
         38          12.32         13.44            79          44.20         45.31
         39          12.50         13.67            80          43.88         45.02
         40          12.68         13.92

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium equals $1,682.90. His maximum surrender charge at issue is calculated as follows:

(1) Deferred Administrative Charge                              $    850.00
   ($8.50/$1,000 of Face Amount)

(2) Deferred Sales Charge                                       $    504.87
   (30% of Guideline Annual Premium)
                                                                -----------

Maximum Surrender Charge                                        $  1,354.87

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(1) Deferred Administrative Charge                              $    850.00
   ($8.50/$1,000 of Face Amount)

(2) Deferred Sales Charge                                       Varies
   (30% of Premiums Paid associated with the initial face
amount)
                                                                -----------
                                                                Sum of (1)
                                                                and (2)

The maximum surrender charge is $1,354.87. All premiums are associated with the initial face amount unless the face amount is increased.

Example 1:

    Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $1,500. The actual surrender charge would be $1,300. If, instead of $1,500, he had paid total premiums of $1,682.90 or greater, the actual surrender charge would be $1,354.87.

Example 2:

    Assume the Policyowner surrenders the Policy in the 54th month, having paid total premiums of $1,500. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($13.5487 per month in this example). In this example the maximum surrender charge would be $1,219.38. The actual surrender charge is $1,219.38. If instead of $1,500, he had paid total premiums of less than $1,231.27, the actual surrender charge would be less than $1,219.38.

Example 3:

    This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of the Policy is increased. Assume our sample Policyowner increases his Face Amount to $250,000 on the 25th monthly payment date at Age 47. In this example the Guideline Annual Premium for the increase is $2,681.26.

The maximum surrender charge for the increase is $2,109.49 as calculated below:

(1) Deferred Administrative Charge                              $  1,275.00
   ($8.50/$1,000 of Face Amount)

(2) Deferred Sales Charge                                       $    804.38
   (30% of Guideline Annual Premium for the increase)
                                                                -----------

Maximum Surrender Charge                                        $  2,079.38

The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

(1) Deferred Administrative Charge                              $  1,275.00

(2) Deferred Sales Charge                                       Varies
   (30% of the Policy value, on the effective date of the
   increase, associated with the increase)

(3) (30% of Premiums paid associated the increase)              Varies
                                                                -----------
                                                                Sum of (1),
                                                                (2), and
                                                                (3)

To calculate the actual surrender charges, premium and accumulated value must be allocated between the initial face amount and the increase. This is done as follows:

(1) Premium is allocated to the initial face amount if it is received before an application for an increase.

(2) Premium is associated with the base Policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 39.4% of premium ($1,740.95/$4,422.21) is allocated to the initial face amount and 60.6% of premium ($2,681.26/$4,422.21) is allocated to the increase.

(3) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example 60.6% ($2,681.26/$4,422.21) of the Policy Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,500 of premium before and $2,000 after the effective date of the increase. Also, assume that the Policy Value of the Policy on the effective date of the increase is $1,300. The following values result when the policy is surrendered in the 54th policy month.

(A) Related to the Initial Face Amount

    1. The maximum surrender charge began to decrease in the 44th Policy month and now equals $1,219.38.

    2. The actual surrender charge is the lesser of $1,219.38 and the following sum.

    (a) Deferred Administrative Charge                            $  850.00

    (b) 30% of premium paid before the increase                   $  450.00

    (c) 11.82% (.30 X .394) of premium paid after the increase    $  236.40
                                                                  ---------
                                                                  $1,536.40

The actual surrender charge for the initial Face Amount is thus $1,219.38.

(B) Related to the Increase in Face Amount

    1. The maximum surrender charge is $2,079.38, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

    2. The actual surrender charge is the lesser of $2,079.38 and the following sum.

    (a) Deferred Administrative Charge                            $1,275.00

    (b) 18.18% (.30 X .606) of the $1,300 Policy value on the     $  236.34
        effective date of the increase

    (c) 18.18% of the $2,000.00 of premium paid after the         $  363.60
        increase
                                                                  ---------
                                                                  $1,874.94

The surrender charge for the increase in Face Amount is $1,874.94. The total surrender charge on the Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $3,094.32 (the sum of $1,219.38 + $1,874.94).

Example 4:

    This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charge(s). In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the Policy in the 54th Policy month, the maximum surrender charge for the increase is $2,036.88 (the difference of $2,079.38 - $42.50) and the actual surrender charge for the increase is $1,932.44 (the difference of $1,874.94 - $42.50).

The total surrender charge on the Policy is $3,051.82 (the sum of $1,219.38 + $1,832.44).

PART II

                        UNDERTAKINGS AND REPRESENTATIONS

UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING
Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940 The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT

This Registration Statement amendment comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representations under Section 26(e) of the 1940 Act

The signatures

Written consents of the following persons:

1.    Actuarial Consent
2.    Opinion of Counsel
3.    Consent of Independent Accountants

The following exhibits:

1.    Exhibit 1
(Exhibits required by paragraph A of the instructions to Form N-8B-2)

     (1) Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL Account previously was filed by the Company on February 1, 1993 in the initial registration statement and incorporated by reference herein.

     (2)  Not Applicable.

     (3) (a) Form of Sales and Administrative Services Agreement between the Company and Allmerica Investments, Inc. previously was filed on February 1, 1993 and is incorporated herein by reference.
          (b) Sales Agreement between Allmerica Investments, Inc. and G.R. Phelps & Co., Inc. previously was filed on February 27, 1995 and is incorporated herein by reference.

     (4)  Not Applicable.

     (5) Form of and initial Policy endorsements previously were filed by the Company on February 1, 1993 in the initial registration statement. The following endorsements are included as Exhibit I (5):

          -    Paid up Life Insurance Option Endorsement
          -    Preferred Loan Endorsement
          -    Exchange to Term Insurance Rider


     (6) Organizational documents of the Company previously were filed by the Company on April 1, 1991 in Registration No. 33-39702, and are incorporated herein by reference.

     (7)  Not Applicable.

     (8) (a) Form of Participation Agreement with Allmerica Investment Trust previously was filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.

          (b) Form of Participation Agreement with Variable Insurance Products Fund and Variable Insurance Products Fund II previously was filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.

          (c) Form of Participation Agreement with Delaware Group Premium Fund, Inc. previously was filed by the Company on December 27, 1991 in Registration Statement No. 33-44830, and is incorporated herein by reference.

          (d) Form of Participation Agreement with T. Rowe Price International Series, Inc. previously was filed on May 1, 1995, and is incorporated herein by reference.


          (e) Fidelity Service Agreement as of November 1, 1995 was previously was filed on April 30, 1996 in Post-Effective Amendment No. 9, and is
          incorporated herein by reference.   An Amendment to the Fidelity
          Service Agreement, effective as of January 1, 1997, is filed herewith. A Proposed Form of Fidelity Service Contract is filed herewith.


          (f) Proposed Form of Service Agreement with Rowe Price-Fleming International, Inc.

     (9)  Not Applicable.

     (10) Form of Application previously was filed by the Company on February 1, 1993 in the initial registration statement, and is incorporated by reference.

2.   Form of the Policy and Policy riders are included in Exhibit 1 above.

3.   Opinion of Counsel is filed herewith.

4.   Not Applicable.

5.   Not Applicable.

6.   Actuarial Consent is filed herewith.

7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule
     6e-3(T)(b)(13)(v)(B), previously was filed on May 24, 1993, and is incorporated herein by reference.

8.   Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that is meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 2nd day of April 1997.


 VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

By:  /s/ Abigail M. Armstrong
     ------------------------
     Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                              DATE

/s/ John F. O'Brien           Director and Chairman
--------------------------    of the Board
John F. O'Brien

/s/ Bruce C. Anderson         Director and Vice President
--------------------------
Bruce C. Anderson

/s/ John P. Kavanaugh         Director and Vice President
--------------------------
John P. Kavanaugh

/s/ John F. Kelly             Director, Senior Vice President
--------------------------    and General Counsel                April  4, 1997
John F. Kelly

/s/ J. Barry May              Director
--------------------------
J. Barry May

/s/ James R. McAuliffe        Director
--------------------------
James R. McAuliffe

/s/ Edward J. Parry III       Director,  Vice President and
--------------------------    Chief Financial Officer
Edward J. Parry III

Richard M. Reilly             Director,  President and
--------------------------    Chief Executive Officer
Richard M. Reilly

/s/ Larry C. Renfro           Director and Vice President
--------------------------
Larry C. Renfro

/s/ Eric A. Simonsen          Director and  Vice President
--------------------------
Eric A. Simonsen

/s/ Phillip E. Soule          Director and Vice President
--------------------------
Phillip E. Soule

                             FORM S-6 EXHIBIT TABLE

Exhibit 1(5)             Endorsements/Riders:

                         Paid up Life Insurance Option Endorsement

                         Preferred Loan Endorsement

                         Exchange to Term Insurance Rider

Exhibit (1)(8)(e)        Amendment to Fidelity Service Agreement

                         Proposed Form of Fidelity Service Contract

Exhibit (1)(8)(f)        Proposed Form of Service Agreement with Rowe
                         Price-Fleming International, Inc.

Exhibit 3                Opinion of Counsel

Exhibit 6                Actuarial Consent

Exhibit 8                Consent of Independent Accountants